UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01766
Name of Registrant:	Vanguard Wellesley Income Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2017 – March 31, 2018
Item 1: Reports to Shareholders

Semiannual Report | March 31, 2018

Vanguard Wellesley® Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	4
Results of Proxy Voting.	8
Fund Profile.	9
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Wellesley Income Fund returned 0.56% for Investor Shares and 0.60% for Admiral Shares for the six months ended March 31, 2018. It slightly outperformed its benchmark, the Wellesley Income Composite Index, but trailed the average return of its mixed-asset target allocation conservative fund peers.

• The fund allocates 60% to 65% of its assets to investment-grade bonds. Over the period, the fixed income portfolio’s absolute returns were negative but surpassed those of its benchmark, the Bloomberg Barclays U.S. Credit A or Better Bond Index (–1.22%). The portfolio’s positive relative performance reflected the structural underweighting and security selection in corporate bonds and its slightly short duration stance.

• The fund’s stock portfolio, which represents 35% to 40% of its assets, trailed its benchmark, the FTSE High Dividend Yield Index (+3.32%).

Total Returns: Six Months Ended March 31, 2018
Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	0.56%
Admiral™ Shares	0.60
Wellesley Income Composite Index	0.41
Mixed-Asset Target Allocation Conservative Funds Average	0.82
For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellesley Income Fund	0.22%	0.15%	0.76%

The fund expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year.
For the six months ended March 31, 2018, the fund’s annualized expense ratios were 0.23% for Investor Shares and 0.16% for Admiral
Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
April 13, 2018

Market Barometer
			Total Returns
		Periods Ended March 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.85%	13.98%	13.17%
Russell 2000 Index (Small-caps)	3.25	11.79	11.47
Russell 3000 Index (Broad U.S. market)	5.65	13.81	13.03
FTSE All-World ex US Index (International)	4.03	16.45	6.30

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.08%	1.20%	1.82%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.37	2.66	2.73
Citigroup Three-Month U.S. Treasury Bill Index	0.63	1.07	0.30

CPI
Consumer Price Index	1.11%	2.36%	1.40%

Advisor’s Report

For the six months ended March 31, 2018, Vanguard Wellesley Income Fund returned 0.56% for Investor Shares and 0.60% for the lower-cost Admiral Shares. The composite benchmark, which is weighted 65% Bloomberg Barclays U.S. Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index, returned 0.41%.

The investment environment

Global equity markets encountered some turbulence during the period. The rallying environment of 2017 carried into the new year, buoyed by favorable fundamentals in the United States, Japan, Europe, and emerging markets. The momentum shifted in early February with a sharp correction, accompanied by a spike in volatility. For the six months, the Standard & Poor’s 500 Index returned 5.84%, the MSCI World Index returned 4.40%, and the MSCI EAFE Index returned 2.63%. Within the U.S., growth markets maintained a stranglehold over value, as the Russell 1000 Growth Index returned 9.39% and the Russell 1000 Value Index returned 2.34%.

The broad fixed income markets produced slightly negative returns, as credit markets faced the risks of higher yields, tight valuations, and high leverage. The Bloomberg Barclays U.S. Aggregate Bond Index returned –1.08%. The higher-quality corporate bond market experienced weaker performance, returning –1.22%, as measured by the Bloomberg Barclays U.S. Credit A or Better Bond Index. The yield of the 10-year U.S. Treasury note closed at 2.74%, up from 2.33% six months earlier.

U.S. markets began 2018 on a strong note after Congress passed a short-term spending bill to prevent an extended shutdown and many companies responded favorably to the tax law enacted in December. The S&P 500 Index soared to a record high at the end of January. In the background, however, rising volatility and a more hawkish tone from the major central banks began to indicate changes ahead.

The sharp correction in early February appeared to be a result of shifting investor sentiment about inflation and other future market risks. In the U.S., ten of the 11 industry sectors posted negative results for the month. Investors grew concerned about the potential upside to inflation risks, bond yields, and Federal Reserve policy stemming from pro-growth deregulation, tax cuts, and increased government spending.

However, the Federal Open Market Committee, under newly appointed Fed Chairman Jerome Powell, maintained an optimistic outlook for the U.S. economy and raised interest rates in mid-March by another 25 basis points, to 1.5%–1.75%.

The fund’s successes

The fixed income portfolio outperformed the Bloomberg Barclays U.S. Credit A or Better Bond Index, helped by security selection, allocation, duration, and yield-curve positioning. Our structural underweighting of and security selection within corporate bonds, particularly industrials and financials, drove positive relative returns. Our slightly short duration posture remained beneficial.

On the equity side, positive security selection in information technology, industrials, and consumer discretionary helped to partly offset weaker selection in other sectors. An overweighting of utilities and underweight allocations to industrials and telecommunications services also helped. Among individual stocks, our decision to move from slightly overweighting General Electric to eliminating the position altogether contributed to performance. GE announced disappointing earnings results at the end of 2017, lowered its guidance, conveyed its intention to sell some of its legacy businesses, and announced it would cut its dividend in half. Our underweighting of consumer goods corporation Procter & Gamble and our overweighting of hardware company Cisco Systems also contributed to returns.

The fund’s shortfalls

Although the fixed income portfolio performed well on a relative basis for the period, its absolute returns were negative,

resulting in a slight drag on overall fund performance. This was not attributable to any particular positioning or security selection. Instead, it was due to challenges in the broader corporate credit markets, which underperformed duration-equivalent government bonds amid the market turbulence in early February and generated negative total returns as government bond yields rose.

The stock portfolio underperformed its equity benchmark, driven by weaker selection in consumer staples, energy, financials, and materials. Sector allocation, a residual effect of our bottom-up stock selection process, also weighed on returns. Our slight underweighting of information technology and our overweighting of health care hurt the portfolio. Among individual stocks, our decision not to own Boeing detracted most. An out-of-benchmark position in TransCanada and our overweight allocation to Philip Morris International also dragged on performance.

Fund positioning and outlook

While 2017 was all about strong global growth, the volatility events of early 2018 brought to the fore an environment favoring inflation and cyclically higher interest rates. Our expectations for expanded fiscal policies, reduced regulations, and inflationary trade practices have not changed.

We anticipate continued volatility as fiscal and monetary policies adjust and as uncertainty from the U.S. administration remains high. This may present opportunities for the fund’s equity portion, as we remain focused on identifying solid company-specific investment catalysts and mispriced individual securities, rather than investing based on broad themes. We remain disciplined in applying our investment process, which enables us to create a balanced portfolio that we believe should perform well in a variety of environments. We continue to focus on long-term, low-turnover investing, as we believe this approach will serve the fund’s shareholders well over time.

From the fixed income perspective, we expect interest rate movements to play a larger role in relative returns in 2018 than credit events. We expect that the Fed will continue to raise rates, and we will continue to maintain a shorter-than-benchmark duration in the U.S. market. Without a material rise in global inflation, yields of longer-maturity bonds are not expected to rise as much, resulting in flatter yield curves. Another risk to our outlook is the possibility of higher trade barriers, including uncertainty over U.S.-China tariff negotiations, which could lead to slower global growth. Such a scenario would likely reduce the need for central bank intervention and result in lower-than-expected yields.

On the equity side, we continue to anticipate benefits from the recently enacted U.S. tax law, as some corporate tax savings will be reinvested into employee wages and capital expenditures, which should benefit U.S. consumers and the aggregate corporate earnings outlook. We are watchful for any upward pressure on inflation resulting from these investments and are taking a company-by-company look at potential earnings surprises (both positive and negative) based on likely reinvestment rates and current market expectations.

As we saw from the market sell-off in February, market volatility risk remains elevated following such a sustained period of strong performance across global indexes, along with an extended stretch of low volatility. For valuation-oriented investors like us, such situations can provide opportunities, and we continue to look to embrace market corrections where we feel that fundamentals and valuations reflect a disconnect.

Although we’ve noted the moves by central banks to unwind accommodative monetary policies over the last few months, we anticipate rate normalization to be slow.

At the end of the period, the stock portfolio was most overweighted in the energy, health care, and utilities sectors. It was most underweighted in information technology, industrials, and consumer discretionary. During the six months, we initiated new positions in Comcast, American International Group, Crown Castle, and Schlumberger. We also added to our holdings in Johnson & Johnson and Verizon. In addition to GE, we eliminated Enbridge. We also trimmed our positions in Microsoft and VF as both companies neared our target prices.

Respectfully,

John C. Keogh
Senior Managing Director and
Fixed Income Portfolio Manager

Michael E. Stack, CFA
Senior Managing Director and
Fixed Income Portfolio Manager

Loren L. Moran, CFA
Managing Director and
Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA
Senior Managing Director and
Equity Portfolio Manager

Wellington Management Company llp

April 18, 2018

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*
The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	892,976,005	27,969,850	97.0%
Emerson U. Fullwood	891,530,205	29,415,650	96.8%
Amy Gutmann	891,397,167	29,548,688	96.8%
JoAnn Heffernan Heisen	892,708,601	28,237,254	96.9%
F. Joseph Loughrey	892,143,780	28,802,075	96.9%
Mark Loughridge	892,790,614	28,155,241	96.9%
Scott C. Malpass	890,450,193	30,495,662	96.7%
F. William McNabb III	891,269,991	29,675,864	96.8%
Deanna Mulligan	891,744,099	29,201,756	96.8%
André F. Perold	886,683,387	34,262,468	96.3%
Sarah Bloom Raskin	891,074,230	29,871,625	96.8%
Peter F. Volanakis	891,511,654	29,434,201	96.8%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Wellesley Income Fund	649,430,106	37,371,646	28,980,853	205,163,251	70.5%

Wellesley Income Fund

Fund Profile
As of March 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWINX	VWIAX
Expense Ratio[1]	0.22%	0.15%
30-Day SEC Yield	3.05%	3.12%

Equity and Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Number of Stocks	73	378	3,771
Median Market Cap	$105.0B	$130.6B	$64.2B
Price/Earnings Ratio	15.9x	19.2x	21.2x
Price/Book Ratio	2.4x	2.8x	2.9x
Return on Equity	15.4%	16.2%	15.0%
Earnings Growth Rate	3.5%	1.8%	8.4%
Dividend Yield	3.1%	3.0%	1.8%
Foreign Holdings	6.0%	0.0%	0.0%
Turnover Rate
(Annualized)	16%	—	—
Short-Term Reserves	0.3%	—	—

Fixed Income Characteristics

		Bloomberg
		Barclays	Bloomberg
		Credit	Barclays
		A or Better	Aggregate
	Fund	Index	Bond Index

Number of Bonds	1,031	3,250	9,826

Yield to Maturity
(before expenses)	3.3%	3.4%	3.1%

Average Coupon	3.4%	3.4%	3.1%

Average Duration	6.4 years	6.9 years	6.1 years

Average Effective
Maturity	9.1 years	9.8 years	8.4 years

Total Fund Volatility Measures
		DJ
	Wellesley	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.98	0.57
Beta	1.06	0.33
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
JPMorgan Chase & Co.	Diversified Banks	4.9%
Johnson & Johnson	Pharmaceuticals	3.6
Cisco Systems Inc.	Communications
	Equipment	3.5
Philip Morris
International Inc.	Tobacco	3.3
Verizon Communications Integrated
Inc.	Telecommunication
	Services	3.3
Pfizer Inc.	Pharmaceuticals	2.9
Intel Corp.	Semiconductors	2.8
Wells Fargo & Co.	Diversified Banks	2.8
DowDuPont Inc.	Diversified
	Chemicals	2.4
Suncor Energy Inc.	Integrated Oil & Gas	2.3
Top Ten		31.8%
Top Ten as % of Total Net Assets		11.6%
The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2018, the annualized expense ratios were 0.23% for Investor Shares and 0.16% for Admiral Shares.

Wellesley Income Fund

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Consumer Discretionary	4.1%	6.1%	12.9%
Consumer Staples	13.3	12.0	6.8
Energy	13.6	9.3	5.5
Financials	14.0	14.0	15.1
Health Care	16.6	12.9	13.3
Industrials	7.6	11.7	10.9
Information Technology	10.8	17.8	23.9
Materials	5.0	4.1	3.3
Real Estate	1.2	0.1	3.7
Telecommunication
Services	4.3	4.5	1.7
Utilities	9.5	7.5	2.9

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	4.7%
Commercial Mortgage-Backed	0.4
Finance	26.6
Foreign	5.8
Government Mortgage-Backed	0.3
Industrial	32.6
Treasury/Agency	17.2
Utilities	7.5
Other	4.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	18.0%
Aaa	5.7
Aa	12.5
A	45.8
Baa	17.9
Ba	0.1

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash
Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2007, Through March 31, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1970	5.17%	5.95%	3.66%	3.37%	7.03%
Admiral Shares	5/14/2001	5.24	6.02	3.74	3.37	7.11

See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of March 31, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U. S. Government and Agency Obligations
U. S. Government Securities
	United States Treasury
	Note/Bond	2.250%	2/29/20	872,000	871,590	1.6%
	United States Treasury
	Note/Bond	2.250%	11/15/27	740,055	708,373	1.3%
1	United States Treasury
	Note/Bond	1.750%	9/30/19	665,000	660,325	1.2%
	United States Treasury
	Note/Bond	2.125%	12/31/22	590,000	578,477	1.1%
	United States Treasury
	Note/Bond	1.250%	8/31/19	409,500	403,996	0.8%
	United States Treasury
	Note/Bond	3.375%	5/15/44	322,125	345,579	0.7%
	United States Treasury
	Note/Bond	1.625%	6/30/20	280,795	276,496	0.5%
	United States Treasury
	Note/Bond	2.750%	8/15/47	279,980	266,899	0.5%
	United States Treasury
	Note/Bond	2.000%	2/15/25	230,870	220,733	0.4%
1	United States Treasury
	Note/Bond	1.250%–3.625%	12/31/19–11/15/47	1,326,282	1,304,683	2.4%
	U.S. Government Securities—Other †				176,540	0.3%
					5,813,691	10.8%

Agency Notes †					24,527	0.0%

Wellesley Income Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
Conventional Mortgage-Backed Securities †					97,598	0.2%

Nonconventional Mortgage-Backed Securities †					146,861	0.3%
Total U.S. Government and Agency Obligations (Cost $6,128,064)					6,082,677	11.3%
*,2Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,607,214) †					1,602,528	3.0%
Corporate Bonds
Finance
	Banking
	Bank One Corp.	7.750%	7/15/25	25,000	30,564	0.1%
3	Goldman Sachs Group
	Inc.	2.600%–7.500%	7/19/18–10/21/45	691,995	712,907	1.3%
3	JPMorgan Chase & Co.	2.550%– 6.300%	4/23/19–11/15/48	648,505	661,219	1.2%
3	Morgan Stanley	2.125%–7.300%	4/1/18–1/27/45	696,555	710,463	1.3%
	Wachovia Corp.	6.605%	10/1/25	15,000	17,400	0.1%
	Wells Fargo & Co.	2.150%–5.606%	1/30/20–12/7/46	530,230	530,360	1.0%
2	Banking—Other †				4,708,099	8.7%
	Brokerage †				26,141	0.0%
	Finance Companies †				204,032	0.4%
2	Insurance †				1,277,849	2.4%
2	Other Finance †				30,462	0.1%
2	Real Estate Investment Trusts †				122,569	0.2%
					9,032,065	16.8%
Industrial
2	Basic Industry †				78,541	0.1%
2	Capital Goods †				764,319	1.4%
	Communication
	Comcast Corp.	2.350%–4.750%	2/1/24–11/1/52	396,423	391,588	0.7%
2	NBCUniversal
	Enterprise Inc.	1.662%–1.974%	4/15/18–4/15/19	131,205	130,583	0.2%
	NBCUniversal
	Media LLC	4.375%–4.450%	4/1/21–1/15/43	28,595	29,587	0.1%
	Verizon
	Communications Inc.	3.450%–5.012%	3/15/21–4/15/49	270,136	274,486	0.5%
2	Communication—Other †				728,239	1.4%
2	Consumer Cyclical †				1,256,554	2.3%
	Consumer Noncyclical
	Anheuser-Busch InBev
	Finance Inc.	3.300%–4.900%	2/1/23–2/1/46	387,395	404,796	0.8%
	Anheuser-Busch InBev
	Worldwide Inc.	2.500%– 6.875%	11/15/19–4/15/48	166,911	170,786	0.3%
	Johnson & Johnson	2.450%– 6.730%	11/15/23–3/1/26	93,000	91,432	0.2%
	Pfizer Inc.	3.000%	6/15/23–12/15/26	70,540	68,965	0.1%
	Philip Morris
	International Inc.	1.875%–4.875%	3/26/20–11/10/44	175,695	173,632	0.3%
	Wyeth LLC	5.950%	4/1/37	15,000	19,076	0.1%
2	Consumer Noncyclical—Other †				2,821,016	5.2%
	Energy
	Chevron Corp.	2.355%–3.191%	12/5/22– 6/24/23	75,750	75,580	0.1%
	Texaco Capital Inc.	8.625%	4/1/32	25,000	36,104	0.1%
2	Energy—Other †				1,226,006	2.3%
2	Other Industrial †				75,609	0.1%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Technology
Cisco Systems Inc.	2.200%–4.450%	1/15/20–9/20/26	130,126	128,434	0.2%
Intel Corp.	2.875%–4.100%	10/1/21–5/19/46	87,580	88,071	0.2%
2 Technology—Other †				1,763,895	3.3%
2 Transportation †				257,766	0.5%
				11,055,065	20.5%
Utilities
2 Electric †				2,257,381	4.2%
2 Natural Gas †				257,374	0.4%
2 Other Utility †				34,641	0.1%
				2,549,396	4.7%
Total Corporate Bonds (Cost $22,554,735)				22,636,526	42.0%
Sovereign Bonds
4 Japan Bank for
International
Cooperation	2.125%–2.250%	2/24/20–7/21/20	115,686	114,392	0.2%
5 Japan Treasury
Discount Bill	0.000%	4/16/18–5/28/18	64,995,000	610,828	1.1%
2 Sovereign Bonds—Other †				1,245,125	2.3%
Total Sovereign Bonds (Cost $1,978,248)				1,970,345	3.6%
Taxable Municipal Bonds (Cost $1,454,827) †				1,651,048	3.0%

			Shares
Common Stocks
Consumer Discretionary
McDonald’s Corp.			1,412,210	220,841	0.4%
Comcast Corp. Class A			5,876,853	200,812	0.4%
Consumer Discretionary—Other †				386,680	0.7%
				808,333	1.5%
Consumer Staples
Philip Morris International Inc.			6,611,065	657,140	1.2%
Unilever NV			7,502,121	423,044	0.8%
British American Tobacco plc			6,666,729	387,016	0.7%
Coca-Cola Co.			6,081,159	264,105	0.5%
PepsiCo Inc.			2,399,130	261,865	0.5%
Consumer Staples—Other †				619,148	1.1%
				2,612,318	4.8%
Energy
Suncor Energy Inc.			13,259,665	457,989	0.9%
Chevron Corp.			3,861,021	440,311	0.8%
Exxon Mobil Corp.			4,096,507	305,640	0.6%
^ TransCanada Corp.			6,525,674	269,871	0.5%
Occidental Petroleum Corp.			3,978,764	258,461	0.5%
Schlumberger Ltd.			3,299,877	213,766	0.4%
Energy—Other †				724,131	1.3%
				2,670,169	5.0%
Financials
JPMorgan Chase & Co.			8,797,660	967,479	1.8%
Wells Fargo & Co.			10,327,684	541,274	1.0%
MetLife Inc.			8,338,936	382,674	0.7%

Wellesley Income Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Travelers Cos. Inc.	1,701,573	236,280	0.4%
BlackRock Inc.	386,858	209,569	0.4%
Financials—Other †		406,117	0.8%
		2,743,393	5.1%
Health Care
Johnson & Johnson	5,460,054	699,706	1.3%
Pfizer Inc.	16,265,663	577,268	1.1%
Eli Lilly & Co.	4,578,125	354,210	0.6%
Medtronic plc	4,098,399	328,774	0.6%
Merck & Co. Inc.	5,745,827	312,975	0.6%
Bristol-Myers Squibb Co.	4,730,845	299,226	0.5%
Novartis AG	3,408,294	275,738	0.5%
Roche Holding AG	947,563	217,333	0.4%
Health Care—Other †		193,810	0.4%
		3,259,040	6.0%
Industrials
Union Pacific Corp.	3,004,186	403,853	0.7%
Eaton Corp. plc	4,148,504	331,507	0.6%
Caterpillar Inc.	2,043,601	301,186	0.6%
Industrials—Other †		462,088	0.9%
		1,498,634	2.8%
Information Technology
Cisco Systems Inc.	16,124,826	691,594	1.3%
Intel Corp.	10,623,491	553,271	1.0%
Analog Devices Inc.	4,222,041	384,755	0.7%
Maxim Integrated Products Inc.	3,470,794	209,011	0.4%
Information Technology—Other †		287,191	0.5%
		2,125,822	3.9%
Materials
DowDuPont Inc.	7,407,431	471,927	0.9%
Materials—Other †		514,131	0.9%
		986,058	1.8%
Real Estate
Crown Castle International Corp.	2,064,135	226,250	0.4%

Telecommunication Services
Verizon Communications Inc.	13,394,578	640,529	1.2%
Telecommunication Services—Other †		192,530	0.4%
		833,059	1.6%
Utilities
Dominion Energy Inc.	4,612,027	310,989	0.6%
NextEra Energy Inc.	1,601,087	261,505	0.5%
Eversource Energy	4,330,848	255,174	0.5%
Duke Energy Corp.	2,978,840	230,771	0.4%
Sempra Energy	1,973,765	219,522	0.4%
American Electric Power Co. Inc.	3,141,367	215,466	0.4%
Utilities—Other †		366,833	0.7%
		1,860,260	3.5%
Total Common Stocks (Cost $14,631,155)		19,623,336	36.4%

Wellesley Income Fund

				Market	Percentage
		Maturity		Value •	of Net
	Coupon	Date	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[6,7] Vanguard Market Liquidity Fund	1.775%		2,091,991	209,199	0.4%

			Face
			Amount
			($000)
Repurchase Agreements
Bank of America Securities, LLC
(Dated 3/29/18, Repurchase
Value $35,107,000, collateralized
by Government National
Mortgage Assn., 4.000%,
12/20/44, with a value of
$35,802,000)	1.800%	4/2/18	35,100	35,100	0.1%
Deutsche Bank Securities, Inc.
(Dated 3/29/18, Repurchase
Value $39,408,000,
collateralized by Federal
Home Loan Mortgage Corp.,
6.750%, 9/15/29 and Federal
National Mortgage Assn.,
7.125%, 9/15/30, with a
value of $40,189,000)	1.810%	4/2/18	39,400	39,400	0.1%
HSBC Bank USA (Dated 3/29/18,
Repurchase Value $75,015,000,
collateralized by Federal Home
Loan Mortgage Corp., 2.307%,
10/1/47 and Federal National
Mortgage Assn., 2.608%–
3.680%, 1/1/41– 6/1/45, with
a value of $76,501,000)	1.750%	4/2/18	75,000	75,000	0.1%
HSBC Bank USA (Dated 3/29/18,
Repurchase Value $500,000,
collateralized by Federal National
Mortgage Assn., 4.000%,
10/1/47, with a value of
$514,000)	1.770%	4/2/18	500	500	0.0%
RBC Capital Markets LLC
(Dated 3/29/18, Repurchase
Value $100,000, collateralized
by Federal Home Loan
Mortgage Corp., 3.000%,
1/1/33, and Federal National
Mortgage Assn., 2.882%–
3.000%, 2/1/47-2/1/48, with
a value of $102,000)	1.800%	4/2/18	100	100	0.0%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
RBS Securities, Inc. (Dated
3/29/18, Repurchase Value
$400,000, collateralized by
U.S. Treasury Note/Bond
1.500%, 10/31/19, with a
value of $413,000)	1.790%	4/2/18	400	400	0.0%
				150,500	0.3%
Total Temporary Cash Investments (Cost $359,664)				359,699	0.7%
Total Investments (Cost $48,713,907)				53,926,159	100.0%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				2,939
Receivables for Investment Securities Sold				381,896
Receivables for Accrued Income				324,827
Receivables for Capital Shares Issued				29,195
Variation Margin Receivable—Futures Contracts				3,750
Unrealized Appreciation—Forward Currency Contracts				165
Other Assets [8]				22,530
Total Other Assets				765,302	1.4%
Liabilities
Payables for Investment Securities Purchased				(392,578)
Collateral for Securities on Loan				(209,846)
Payables to Investment Advisor				(8,040)
Payables for Capital Shares Redeemed				(43,873)
Payables for Distributions				(1)
Payables to Vanguard				(51,059)
Variation Margin Payable—Futures Contracts				(10,158)
Unrealized Depreciation—Forward Currency Contracts				(15,433)
Other Liabilities				(19,021)
Total Liabilities				(750,009)	(1.4%)
Net Assets				53,941,452	100.0%

At March 31, 2018, net assets consisted of:
					Amount
					($000)
Paid-in Capital					47,126,350
Undistributed Net Investment Income					20,838
Accumulated Net Realized Gains					1,621,924
Unrealized Appreciation (Depreciation)
Investment Securities					5,212,252
Futures Contracts					(24,830)
Forward Currency Contracts					(15,268)
Foreign Currencies					186
Net Assets					53,941,452

Wellesley Income Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 509,905,827 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,322,986
Net Asset Value Per Share—Investor Shares	$26.13

Admiral Shares—Net Assets
Applicable to 641,744,404 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	40,618,466
Net Asset Value Per Share—Admiral Shares	$63.29

• See Note A in Notes to Financial Statements.
* Certain of the fund's securities are valued using significant unobservable inputs.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $201,805,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $13,291,000 have been segregated as collateral for open forward currency contracts.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate value of these securities was $5,874,381,000, representing 10.9% of net assets.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Guaranteed by the Government of Japan.
5 Face amount denominated in Japanese yen.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Includes $209,846,000 of collateral received for securities on loan.
8 Cash of $21,527,000 has been segregated as initial margin for open futures contracts.

Wellesley Income Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
			($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Short Futures Contracts
5-Year U.S. Treasury Note	June 2018	(8,773)	(1,004,166)	(3,649)
10-Year U.S. Treasury Note	June 2018	(6,639)	(804,253)	(4,863)
Ultra Long U. S. Treasury Bond	June 2018	(3,070)	(492,639)	(16,357)
2-Year U. S. Treasury Note	June 2018	(517)	(109,919)	39
				(24,830)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Citibank, N.A.	4/16/18	USD	170,964	JPY	19,000,000	(7,778)
Citibank, N.A.	5/21/18	USD	85,972	JPY	9,100,000	165
Citibank, N.A.	5/1/18	USD	85,495	JPY	9,270,000	(1,796)
Citibank, N.A.	5/14/18	USD	85,209	JPY	9,265,000	(2,112)
J.P. Morgan Securities LLC	5/29/18	USD	84,855	JPY	9,060,000	(622)
Credit Suisse International	4/23/18	USD	84,404	JPY	9,300,000	(3,125)
						(15,268)
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Dividends[1]	317,877
Interest	529,827
Securities Lending—Net	440
Total Income	848,144
Expenses
Investment Advisory Fees—Note B
Basic Fee	14,858
Performance Adjustment	1,285
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,298
Management and Administrative—Admiral Shares	18,886
Marketing and Distribution—Investor Shares	1,200
Marketing and Distribution—Admiral Shares	1,249
Custodian Fees	103
Shareholders’ Reports and Proxy—Investor Shares	229
Shareholders’ Reports and Proxy—Admiral Shares	307
Trustees’ Fees and Expenses	43
Total Expenses	48,458
Net Investment Income	799,686
Realized Net Gain (Loss)
Investment Securities Sold [2]	1,827,240
Futures Contracts	71,821
Forward Currency Contracts	(13,369)
Foreign Currencies	4,559
Realized Net Gain (Loss)	1,890,251
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	(2,312,221)
Futures Contracts	(34,709)
Forward Currency Contracts	(18,636)
Foreign Currencies	(526)
Change in Unrealized Appreciation (Depreciation)	(2,366,092)
Net Increase (Decrease) in Net Assets Resulting from Operations	323,845

1 Dividends are net of foreign withholding taxes of $7,810,000.
2 Realized net gain (loss) and change in unrealized appreciation (depreciation) from an affiliated company of the fund were ($51,000)
and $31,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	799,686	1,541,537
Realized Net Gain (Loss)	1,890,251	734,142
Change in Unrealized Appreciation (Depreciation)	(2,366,092)	888,957
Net Increase (Decrease) in Net Assets Resulting from Operations	323,845	3,164,636
Distributions
Net Investment Income
Investor Shares	(196,359)	(420,839)
Admiral Shares	(603,535)	(1,142,767)
Realized Capital Gain[1]
Investor Shares	(158,569)	(144,472)
Admiral Shares	(472,158)	(370,403)
Total Distributions	(1,430,621)	(2,078,481)
Capital Share Transactions
Investor Shares	(627,582)	(241,853)
Admiral Shares	1,481,201	3,497,807
Net Increase (Decrease) from Capital Share Transactions	853,619	3,255,954
Total Increase (Decrease)	(253,157)	4,342,109
Net Assets
Beginning of Period	54,194,609	49,852,500
End of Period[2]	53,941,452	54,194,609

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $50,213,000 and $18,019,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $20,838,000 and $1,334,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.66	$26.13	$24.71	$25.65	$24.82	$24.47
Investment Operations
Net Investment Income	. 381[1]	.769[1]	.761	.760	.811	.752
Net Realized and Unrealized Gain (Loss)
on Investments	(.219)	.810	2.014	(.487)	1.491	.688
Total from Investment Operations	.162	1.579	2.775	.273	2.302	1.440
Distributions
Dividends from Net Investment Income	(. 383)	(.780)	(.746)	(.761)	(.793)	(.755)
Distributions from Realized Capital Gains	(. 309)	(. 269)	(. 609)	(. 452)	(. 679)	(. 335)
Total Distributions	(.692)	(1.049)	(1.355)	(1.213)	(1.472)	(1.090)
Net Asset Value, End of Period	$26.13	$26.66	$26.13	$24.71	$25.65	$24.82

Total Return[2]	0.56%	6.22%	11.58%	1.03%	9.54%	6.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,323	$14,220	$14,175	$11,617	$11,830	$11,431
Ratio of Total Expenses to
Average Net Assets[3]	0.23%	0.22%	0.22%	0.23%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.86%	2.95%	3.02%	2.96%	3.19%	3.03%
Portfolio Turnover Rate [4]	16%	22%	31%	59%	109%	36%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.00%), 0.00%, 0.00%, 0.01%, and 0.00%.
4 Includes 0%, 1%, 15%, 18%, 23%, and 3% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$64.57	$63.30	$59.87	$62.14	$60.12	$59.29
Investment Operations
Net Investment Income	. 948[1]	1.908[1]	1.887	1.884	2.010	1.867
Net Realized and Unrealized Gain (Loss)
on Investments	(.528)	1.945	4.868	(1.171)	3.623	1.646
Total from Investment Operations	.420	3.853	6.755	.713	5.633	3.513
Distributions
Dividends from Net Investment Income	(.951)	(1.932)	(1.850)	(1.888)	(1.967)	(1.871)
Distributions from Realized Capital Gains	(.749)	(.651)	(1.475)	(1.095)	(1.646)	(.812)
Total Distributions	(1.700)	(2.583)	(3.325)	(2.983)	(3.613)	(2.683)
Net Asset Value, End of Period	$63.29	$64.57	$63.30	$59.87	$62.14	$60.12

Total Return[2]	0.60%	6.27%	11.64%	1.11%	9.64%	6.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$40,618	$39,974	$35,678	$28,083	$27,156	$22,705
Ratio of Total Expenses to
Average Net Assets[3]	0.16%	0.15%	0.15%	0.16%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.93%	3.02%	3.09%	3.03%	3.26%	3.10%
Portfolio Turnover Rate [4]	16%	22%	31%	59%	109%	36%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.00%), 0.00%, 0.00%, 0.01%, and 0.00%.
4 Includes 0%, 1%, 15%, 18%, 23%, and 3% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Wellesley Income Fund

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2018, the fund’s average investments in long and short futures contracts represented 0% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Wellesley Income Fund

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended March 31, 2018, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as

Wellesley Income Fund

such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

Wellesley Income Fund

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

12. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Bloomberg Barclays U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index. For the six months ended March 31, 2018, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $1,285,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of

Wellesley Income Fund

operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2018, the fund had contributed to Vanguard capital in the amount of $2,939,000, representing 0.01% of the fund’s net assets and 1.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of March 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,082,677	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,534,809	67,719
Corporate Bonds	—	22,636,526	—
Sovereign Bonds	—	1,970,345	—
Taxable Municipal Bonds	—	1,651,048	—
Common Stocks	18,371,402	1,251,934	—
Temporary Cash Investments	209,199	150,500	—
Futures Contracts—Assets[1]	3,750	—	—
Futures Contracts—Liabilities[1]	(10,158)	—	—
Forward Currency Contracts—Assets	—	165	—
Forward Currency Contracts—Liabilities	—	(15,433)	—
Total	18,574,193	35,262,571	67,719
1 Represents variation margin on the last day of the reporting period.

Wellesley Income Fund

E. At March 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	3,750	—	3,750
Unrealized Appreciation—Forward Currency Contracts	—	165	165
Total Assets	3,750	165	3,915

Variation Margin Payable—Futures Contracts	(10,158)	—	(10,158)
Unrealized Depreciation—Forward Currency Contracts	—	(15,433)	(15,433)
Total Liabilities	(10,158)	(15,433)	(25,591)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2018, were:

Interest Rate		Currency
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	71,821	—	71,821
Forward Currency Contracts	—	(13,369)	(13,369)
Realized Net Gain (Loss) on Derivatives	71,821	(13,369)	58,452

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(34,709)	—	(34,709)
Forward Currency Contracts	—	(18,636)	(18,636)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(34,709)	(18,636)	(53,345)

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $48,772,368,000. Net unrealized appreciation of investment securities for tax purposes was $5,153,791,000, consisting of unrealized gains of $5,814,018,000 on securities that had risen in value since their purchase and $660,227,000 in unrealized losses on securities that had fallen in value since their purchase.

Wellesley Income Fund

G. During the six months ended March 31, 2018, the fund purchased $6,593,991,000 of investment securities and sold $7,087,935,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,918,421,000 and $1,480,282,000, respectively.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2018		September 30, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,427,544	53,166	3,085,240	118,728
Issued in Lieu of Cash Distributions	328,120	12,258	522,732	20,191
Redeemed	(2,383,246)	(88,988)	(3,849,825)	(147,877)
Net Increase (Decrease)—Investor Shares	(627,582)	(23,564)	(241,853)	(8,958)
Admiral Shares
Issued	4,024,593	61,913	7,345,886	116,509
Issued in Lieu of Cash Distributions	951,524	14,677	1,331,117	21,212
Redeemed	(3,494,916)	(53,895)	(5,179,196)	(82,287)
Net Increase (Decrease)—Admiral Shares	1,481,201	22,695	3,497,807	55,434

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	9/30/2017	3/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,005.60	$1.15
Admiral Shares	1,000.00	1,006.00	0.80
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.78	$1.16
Admiral Shares	1,000.00	1,024.13	0.81

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.16% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellesley Income Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Bloomberg Barclays U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Credit A or Better Bond Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Wellesley Income Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Wellesley Income Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Wellesley Income Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Wellesley Income Fund or the owners of the Wellesley Income Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Wellesley Income Fund. Investors acquire the Wellesley Income Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Wellesley Income Fund. The Wellesley Income Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Wellesley Income Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Wellesley Income Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Wellesley Income Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Wellesley Income Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Wellesley Income Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Wellesley Income Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Wellesley Income Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR

TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE WELLESLEY INCOME FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q272 052018

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (11.3%)
U.S. Government Securities (10.8%)
	United States Treasury Note/Bond	1.250%	8/31/19	409,500	403,996
1	United States Treasury Note/Bond	1.750%	9/30/19	665,000	660,325
	United States Treasury Note/Bond	1.875%	12/31/19	30,000	29,803
	United States Treasury Note/Bond	1.375%	2/15/20	117,425	115,480
	United States Treasury Note/Bond	2.250%	2/29/20	872,000	871,590
	United States Treasury Note/Bond	1.625%	6/30/20	280,795	276,496
	United States Treasury Note/Bond	1.250%	3/31/21	162,000	156,609
	United States Treasury Note/Bond	2.125%	12/31/22	590,000	578,477
	United States Treasury Note/Bond	2.000%	2/15/25	230,870	220,733
	United States Treasury Note/Bond	2.000%	8/15/25	109,605	104,381
	United States Treasury Note/Bond	1.625%	2/15/26	16,890	15,573
	United States Treasury Note/Bond	2.250%	11/15/27	740,055	708,373
	United States Treasury Note/Bond	2.750%	2/15/28	198,000	197,939
	United States Treasury Note/Bond	2.875%	5/15/43	203,565	200,162
	United States Treasury Note/Bond	3.625%	2/15/44	99,150	110,816
	United States Treasury Note/Bond	3.375%	5/15/44	322,125	345,579
	United States Treasury Note/Bond	2.500%	2/15/46	54,875	49,816
	United States Treasury Note/Bond	2.250%	8/15/46	27,390	23,526
	United States Treasury Note/Bond	2.875%	11/15/46	27,995	27,382
1	United States Treasury Note/Bond	3.000%	2/15/47	136,025	136,387
	United States Treasury Note/Bond	3.000%	5/15/47	3,400	3,408
	United States Treasury Note/Bond	2.750%	8/15/47	279,980	266,899
	United States Treasury Note/Bond	2.750%	11/15/47	139,962	133,401
	United States Treasury Strip Principal	0.000%	5/15/47	179,000	74,102
	United States Treasury Strip Principal	0.000%	8/15/47	249,325	102,438
					5,813,691
Agency Notes (0.0%)
2	Tennessee Valley Authority	4.625%	9/15/60	19,800	24,527

Conventional Mortgage-Backed Securities (0.2%)
3,4	Fannie Mae Pool	2.500%	8/1/27–10/1/28	6,015	5,908
3,4	Fannie Mae Pool	3.000%	10/1/46	90,462	88,248
3,4	Freddie Mac Gold Pool	4.000%	7/1/33	5	5
3	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	40	44
3	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	3,083	3,393
					97,598
Nonconventional Mortgage-Backed Securities (0.3%)
3,4	Fannie Mae REMICS	3.500%	4/25/31	6,910	7,026
3,4	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	13,201	13,626
3,4	Freddie Mac REMICS	3.000%	5/15/46	42,957	42,922
3,4	Freddie Mac REMICS	3.500%	3/15/31	4,095	4,171
3,4	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	75,957	79,116

					146,861

Total U.S. Government and Agency Obligations (Cost $6,128,064)					6,082,677
Asset-Backed/Commercial Mortgage-Backed Securities (3.0%)
3	Ally Auto Receivables Trust 2018-1	1.750%	2/15/19	34,405	34,407
5	American Tower Trust I	3.070%	3/15/23	32,900	32,500
3,5,6	Apidos CLO XVII	3.041%	4/17/26	39,775	39,825
3,5,6	Ares XXIX CLO Ltd.	2.912%	4/17/26	39,555	39,582
3,5,6	Atlas Senior Loan Fund X Ltd.	2.796%	1/15/31	7,405	7,427
3,5,6	Avery Point IV CLO Ltd.	2.845%	4/25/26	36,540	36,557
3,5,6	Babson CLO Ltd. 2014-I	2.895%	7/20/25	4,555	4,554
5	Bank of Montreal	2.500%	1/11/22	122,300	120,384
3,5,6	BlueMountain CLO 2014-1 Ltd.	3.027%	4/30/26	23,460	23,467
3	BMW Vehicle Owner Trust	1.650%	1/25/19	19,130	19,130
3,5	Capital Auto Receivables Asset Trust 2018-1	2.100%	3/20/19	37,475	37,477
3,5,7	CARDS II Trust	2.147%	4/18/22	18,300	18,309
3,5,7	CARDS II Trust 2016-1A	2.477%	7/15/21	13,501	13,523
3	CarMax Auto Owner Trust	1.700%	2/15/19	28,945	28,947

1

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,5,6	Cent CLO 20 Ltd.	2.845%	1/25/26	39,880	39,984
3,5,6	Cent CLO 21 Ltd.	2.970%	7/27/26	13,120	13,146
3,5,6	Cent CLO 22 Ltd.	3.203%	11/7/26	29,995	30,019
3,5	Chesapeake Funding II LLC 2018-2A	1.990%	5/15/29	9,798	9,708
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	16,040	15,997
3,5	Daimler Trucks Retail Trust 2018-1	2.200%	4/15/19	14,736	14,736
5	DNB Boligkreditt AS	2.500%	3/28/22	24,355	23,897
3,5,6	Dryden 31 Senior Loan Fund	2.814%	4/18/26	37,555	37,632
3,5	Enterprise Fleet Financing LLC	2.150%	3/20/19	31,094	31,094
3,5	Enterprise Fleet Financing LLC Series 2017-1	2.130%	7/20/22	6,722	6,691
3,5	Enterprise Fleet Financing LLC Series 2018-1	2.870%	10/20/23	30,060	30,057
3,5,8	Evergreen Credit Card Trust Series 2016-1	2.950%	3/15/23	51,000	50,994
3,5	Ford Credit Floorplan Master Owner Trust A	2.090%	3/15/22	10,250	10,114
3	Honda Auto Receivables 2018-1 Owner Trust	1.900%	3/15/19	30,929	30,931
3,5	Hyundai Auto Lease Securitization Trust 2018-A	1.950%	3/15/19	11,208	11,208
3,5	Hyundai Auto Lease Securitization Trust 2018-A	2.550%	8/17/20	21,310	21,283
3	John Deere Owner Trust 2018	1.950%	3/15/19	36,911	36,916
3,9	LB-UBS Commercial Mortgage Trust 2008-C1	6.319%	4/15/41	251	252
3,5,6	Limerock CLO II Ltd.	3.034%	4/18/26	42,939	43,005
3,5,6	Madison Park Funding XII Ltd.	3.005%	7/20/26	29,853	29,851
3,5,6	Madison Park Funding XIII Ltd.	2.849%	1/19/25	24,645	24,655
3,5,7	Master Credit Card Trust II Series 2018-1A	2.331%	7/22/24	36,965	37,078
3,5,7	Mercedes-Benz Master Owner Trust 2016-B	2.477%	5/17/21	13,575	13,651
5	National Australia Bank Ltd.	2.400%	12/7/21	75,600	74,130
3	Nissan Auto Receivables 2018-A Owner Trust	1.900%	3/15/19	10,010	10,011
3,5	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	23,260	23,902
3,5	OneMain Direct Auto Receivables Trust 2017-2	2.310%	12/14/21	27,630	27,443
3,5	OneMain Financial Issuance Trust 2016-1A	3.660%	2/20/29	12,215	12,329
3,5	OneMain Financial Issuance Trust 2016-2	4.100%	3/20/28	22,171	22,329
3,5	OneMain Financial Issuance Trust 2017-1	2.370%	9/14/32	12,784	12,578
3	Santander Drive Auto Receivables Trust 2014-2	2.330%	11/15/19	1,430	1,430
3	Santander Drive Auto Receivables Trust 2018-1	1.830%	2/15/19	27,850	27,844
3,5	Santander Retail Auto Lease Trust 2018-A	2.200%	3/20/19	12,301	12,301
5	SBA Tower Trust	2.898%	10/8/19	37,250	37,089
3,5,6	Seneca Park CLO Ltd. 2014-1	2.851%	7/17/26	21,705	21,749
3,5,9	SFAVE Commercial Mortgage Securities Trust 2015-
	5AVE	4.144%	1/5/43	22,000	21,559
3,5,6	Shackleton 2014-VI CLO	2.891%	7/17/26	20,935	20,949
3,5	Springleaf Funding Trust	3.160%	11/15/24	38,013	38,058
3,5	Springleaf Funding Trust 2015-B	3.480%	5/15/28	19,420	19,404
3,5,6	Symphony CLO XIV Ltd.	3.002%	7/14/26	36,945	36,984
3,5,6	Thacher Park CLO Ltd.	2.905%	10/20/26	16,115	16,125
5	Toronto-Dominion Bank	2.500%	1/18/22	77,500	76,273
3	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	6,775	6,863
3,5	Vantage Data Centers Issuer, LLC 2018-1A	4.072%	2/16/43	18,150	18,443
3,5,6	Voya CLO 2014-1 Ltd.	3.064%	4/18/26	16,960	16,960
3,5,6,8Voya CLO 2014-1 Ltd.		0.000%	4/18/31	16,725	16,725
3,5	Westlake Automobile Receivables Trust 2018-1	1.750%	2/15/19	12,062	12,062

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,607,214)					1,602,528

Corporate Bonds (42.0%)
Finance (16.8%)
	Banking (13.7%)
5	ABN AMRO Bank NV	2.450%	6/4/20	20,406	20,110
	American Express Credit Corp.	2.250%	8/15/19	24,000	23,892
	American Express Credit Corp.	2.700%	3/3/22	83,055	81,225
	Banco Santander SA	3.125%	2/23/23	30,800	29,888
	Bank of America Corp.	6.875%	4/25/18	32,000	32,084
	Bank of America Corp.	5.650%	5/1/18	60,090	60,241
	Bank of America Corp.	3.300%	1/11/23	18,875	18,794
3	Bank of America Corp.	2.816%	7/21/23	60,600	58,988
	Bank of America Corp.	4.100%	7/24/23	47,670	49,144

2

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,5	Bank of America Corp.	3.004%	12/20/23	42,652	41,675
	Bank of America Corp.	4.125%	1/22/24	7,500	7,706
	Bank of America Corp.	4.000%	1/22/25	26,225	26,126
3	Bank of America Corp.	3.593%	7/21/28	37,995	36,706
3,5	Bank of America Corp.	3.419%	12/20/28	48,603	46,523
	Bank of America Corp.	6.110%	1/29/37	30,000	35,915
	Bank of America Corp.	5.875%	2/7/42	8,770	10,892
	Bank of America Corp.	5.000%	1/21/44	24,180	27,004
	Bank of Montreal	2.375%	1/25/19	29,000	28,962
	Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	50,964
	Bank of New York Mellon Corp.	2.150%	2/24/20	49,755	49,086
	Bank of New York Mellon Corp.	2.200%	8/16/23	32,698	30,653
6	Bank of New York Mellon Corp.	2.817%	10/30/23	43,060	43,674
	Bank of New York Mellon Corp.	3.000%	2/24/25	22,710	21,880
	Bank of Nova Scotia	2.450%	3/22/21	39,905	39,217
	Bank of Nova Scotia	2.800%	7/21/21	58,100	57,751
	Bank One Corp.	7.750%	7/15/25	25,000	30,564
5	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	37,820	37,367
	Barclays Bank plc	5.140%	10/14/20	7,935	8,186
	Barclays plc	3.684%	1/10/23	42,915	42,506
	BB&T Corp.	5.250%	11/1/19	19,000	19,679
	BNP Paribas SA	2.400%	12/12/18	11,000	10,997
5	BNP Paribas SA	2.950%	5/23/22	23,100	22,654
	BNP Paribas SA	3.250%	3/3/23	6,750	6,703
5	BNP Paribas SA	3.800%	1/10/24	76,490	76,394
5	BNP Paribas SA	3.375%	1/9/25	61,070	59,004
5	BNP Paribas SA	3.500%	11/16/27	82,370	78,576
	BPCE SA	2.500%	12/10/18	15,570	15,567
	BPCE SA	2.500%	7/15/19	42,100	41,901
5	BPCE SA	3.000%	5/22/22	9,620	9,420
5	BPCE SA	5.700%	10/22/23	10,670	11,437
	BPCE SA	4.000%	4/15/24	25,885	26,198
5	BPCE SA	5.150%	7/21/24	37,185	38,799
5	BPCE SA	3.500%	10/23/27	64,900	61,336
	Branch Banking & Trust Co.	2.625%	1/15/22	61,500	60,008
6	Canadian Imperial Bank of Commerce	2.865%	6/16/22	57,790	58,070
	Capital One Financial Corp.	2.500%	5/12/20	27,000	26,577
	Capital One Financial Corp.	4.750%	7/15/21	36,165	37,712
	Capital One Financial Corp.	3.750%	4/24/24	60,945	60,729
	Capital One Financial Corp.	3.200%	2/5/25	12,500	11,984
	Capital One Financial Corp.	4.200%	10/29/25	9,715	9,614
	Citigroup Inc.	1.750%	5/1/18	13,000	12,994
	Citigroup Inc.	2.500%	9/26/18	31,000	30,987
	Citigroup Inc.	2.550%	4/8/19	30,000	29,930
	Citigroup Inc.	2.500%	7/29/19	29,565	29,429
	Citigroup Inc.	2.400%	2/18/20	87,550	86,543
	Citigroup Inc.	4.500%	1/14/22	30,140	31,222
	Citigroup Inc.	4.125%	7/25/28	45,085	44,529
3	Citigroup Inc.	3.520%	10/27/28	72,260	69,737
	Citigroup Inc.	6.625%	6/15/32	9,000	10,954
3	Citigroup Inc.	3.878%	1/24/39	37,225	35,816
	Citigroup Inc.	8.125%	7/15/39	1,883	2,846
	Citigroup Inc.	5.875%	1/30/42	7,460	9,188
	Citigroup Inc.	5.300%	5/6/44	12,142	13,288
	Citigroup Inc.	4.750%	5/18/46	15,410	15,529
	Compass Bank	2.750%	9/29/19	12,250	12,183
	Cooperatieve Rabobank UA	2.250%	1/14/19	44,660	44,500
5	Credit Agricole SA	2.500%	4/15/19	45,420	45,261
5	Credit Agricole SA	3.250%	10/4/24	30,590	29,366
	Credit Suisse AG	2.300%	5/28/19	18,975	18,852
	Credit Suisse AG	5.300%	8/13/19	9,000	9,278
	Credit Suisse AG	3.000%	10/29/21	53,710	53,097
	Credit Suisse AG	3.625%	9/9/24	3,955	3,923
5	Credit Suisse Group AG	3.574%	1/9/23	40,835	40,568

3

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,5	Credit Suisse Group AG	3.869%	1/12/29	11,050	10,653
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	25,000	24,890
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	45,685	45,882
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	57,400	56,043
5	Danske Bank A/S	2.000%	9/8/21	41,970	40,212
	Deutsche Bank AG	2.500%	2/13/19	12,005	11,960
	Deutsche Bank AG	2.700%	7/13/20	24,575	24,086
	Deutsche Bank AG	3.150%	1/22/21	51,760	51,019
	Deutsche Bank AG	4.250%	10/14/21	45,940	46,599
5	DNB Bank ASA	2.375%	6/2/21	42,450	41,414
	Fifth Third Bank	2.875%	10/1/21	8,780	8,671
	Fifth Third Bank	3.850%	3/15/26	29,295	28,877
	Goldman Sachs Group Inc.	2.900%	7/19/18	55,000	55,078
	Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	21,614
	Goldman Sachs Group Inc.	5.375%	3/15/20	24,305	25,331
	Goldman Sachs Group Inc.	2.600%	4/23/20	11,900	11,768
	Goldman Sachs Group Inc.	6.000%	6/15/20	23,755	25,127
	Goldman Sachs Group Inc.	2.875%	2/25/21	25,990	25,681
	Goldman Sachs Group Inc.	2.625%	4/25/21	9,270	9,052
	Goldman Sachs Group Inc.	5.250%	7/27/21	70,165	74,310
	Goldman Sachs Group Inc.	5.750%	1/24/22	67,095	72,538
3	Goldman Sachs Group Inc.	2.876%	10/31/22	65,405	64,016
	Goldman Sachs Group Inc.	3.625%	1/22/23	7,715	7,738
	Goldman Sachs Group Inc.	3.500%	1/23/25	16,660	16,331
3	Goldman Sachs Group Inc.	3.272%	9/29/25	44,260	42,491
	Goldman Sachs Group Inc.	4.250%	10/21/25	13,000	13,047
	Goldman Sachs Group Inc.	3.500%	11/16/26	48,000	46,116
	Goldman Sachs Group Inc.	3.850%	1/26/27	36,525	35,934
3	Goldman Sachs Group Inc.	3.691%	6/5/28	14,525	14,146
3	Goldman Sachs Group Inc.	3.814%	4/23/29	46,055	45,068
	Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	23,945
	Goldman Sachs Group Inc.	6.250%	2/1/41	35,790	45,324
	Goldman Sachs Group Inc.	4.800%	7/8/44	19,895	21,273
	Goldman Sachs Group Inc.	4.750%	10/21/45	15,895	16,979
5	HSBC Bank plc	4.750%	1/19/21	42,960	44,699
	HSBC Bank USA NA	5.875%	11/1/34	21,000	25,824
	HSBC Holdings plc	3.400%	3/8/21	50,000	50,289
	HSBC Holdings plc	4.000%	3/30/22	10,870	11,106
3	HSBC Holdings plc	3.262%	3/13/23	25,625	25,234
	HSBC Holdings plc	3.600%	5/25/23	56,130	56,170
	HSBC Holdings plc	3.900%	5/25/26	7,915	7,896
3	HSBC Holdings plc	4.041%	3/13/28	27,520	27,461
	HSBC Holdings plc	7.625%	5/17/32	15,800	20,542
	HSBC Holdings plc	6.500%	5/2/36	22,000	27,264
	HSBC Holdings plc	6.100%	1/14/42	43,680	56,357
	HSBC Holdings plc	5.250%	3/14/44	5,795	6,339
	HSBC USA Inc.	2.350%	3/5/20	93,430	92,088
	HSBC USA Inc.	3.500%	6/23/24	18,355	18,256
	Huntington Bancshares Inc.	3.150%	3/14/21	26,950	26,796
	Huntington National Bank	2.200%	4/1/19	17,850	17,724
	Huntington National Bank	2.400%	4/1/20	36,530	36,085
	ING Groep NV	3.150%	3/29/22	13,170	12,979
	ING Groep NV	3.950%	3/29/27	33,605	33,245
	JPMorgan Chase & Co.	6.300%	4/23/19	68,310	70,782
	JPMorgan Chase & Co.	2.550%	3/1/21	26,000	25,573
	JPMorgan Chase & Co.	4.625%	5/10/21	14,000	14,584
	JPMorgan Chase & Co.	4.350%	8/15/21	33,285	34,430
	JPMorgan Chase & Co.	4.500%	1/24/22	18,260	18,980
	JPMorgan Chase & Co.	3.250%	9/23/22	22,380	22,245
	JPMorgan Chase & Co.	3.375%	5/1/23	36,370	35,782
	JPMorgan Chase & Co.	3.875%	2/1/24	11,200	11,397
	JPMorgan Chase & Co.	3.900%	7/15/25	11,560	11,652
	JPMorgan Chase & Co.	3.300%	4/1/26	26,730	25,828
	JPMorgan Chase & Co.	2.950%	10/1/26	75,000	70,356

4

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	4.125%	12/15/26	24,400	24,401
	JPMorgan Chase & Co.	4.250%	10/1/27	9,275	9,345
	JPMorgan Chase & Co.	5.600%	7/15/41	70,000	84,463
	JPMorgan Chase & Co.	5.400%	1/6/42	16,235	19,199
	JPMorgan Chase & Co.	5.625%	8/16/43	13,500	15,693
	JPMorgan Chase & Co.	4.950%	6/1/45	12,000	12,880
3	JPMorgan Chase & Co.	3.964%	11/15/48	160,000	153,629
	KeyBank NA	2.350%	3/8/19	30,000	29,889
5	Macquarie Bank Ltd.	2.400%	1/21/20	10,195	10,059
3,5	Macquarie Group Ltd.	4.150%	3/27/24	50,725	50,788
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	14,540	14,303
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	20,085	19,544
	Morgan Stanley	6.625%	4/1/18	25,000	24,988
	Morgan Stanley	2.125%	4/25/18	104,400	104,374
	Morgan Stanley	2.500%	1/24/19	43,200	43,105
	Morgan Stanley	7.300%	5/13/19	53,955	56,497
	Morgan Stanley	2.375%	7/23/19	35,000	34,786
	Morgan Stanley	5.500%	7/24/20	15,000	15,742
	Morgan Stanley	5.750%	1/25/21	13,900	14,814
	Morgan Stanley	2.500%	4/21/21	30,630	29,941
	Morgan Stanley	2.625%	11/17/21	30,200	29,477
	Morgan Stanley	2.750%	5/19/22	63,830	62,155
	Morgan Stanley	3.750%	2/25/23	23,000	23,249
	Morgan Stanley	3.875%	4/29/24	22,050	22,202
	Morgan Stanley	4.000%	7/23/25	20,805	20,918
	Morgan Stanley	3.125%	7/27/26	36,950	34,722
	Morgan Stanley	4.350%	9/8/26	15,000	15,027
	Morgan Stanley	3.625%	1/20/27	31,000	30,271
3	Morgan Stanley	3.772%	1/24/29	56,830	55,905
	Morgan Stanley	7.250%	4/1/32	51,100	67,508
	Morgan Stanley	4.300%	1/27/45	24,705	24,782
5	NBK SPC Ltd.	2.750%	5/30/22	56,875	54,758
	Northern Trust Corp.	3.450%	11/4/20	10,285	10,454
	PNC Bank NA	3.300%	10/30/24	14,645	14,546
	PNC Bank NA	2.950%	2/23/25	34,775	33,440
	PNC Bank NA	3.100%	10/25/27	42,485	40,403
	PNC Bank NA	3.250%	1/22/28	60,960	58,509
	PNC Financial Services Group Inc.	3.900%	4/29/24	40,150	40,758
	Royal Bank of Canada	2.500%	1/19/21	24,750	24,400
	Royal Bank of Canada	2.750%	2/1/22	44,630	43,920
	Santander Holdings USA Inc.	2.700%	5/24/19	15,175	15,136
	Santander Holdings USA Inc.	2.650%	4/17/20	19,225	19,023
	Santander Holdings USA Inc.	3.700%	3/28/22	28,405	28,485
	Santander Holdings USA Inc.	3.400%	1/18/23	26,105	25,489
	Santander UK plc	2.500%	3/14/19	79,400	79,148
5	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	50,900	50,220
5	Societe Generale SA	3.250%	1/12/22	55,070	54,405
3	State Street Corp.	2.653%	5/15/23	31,280	30,534
	SunTrust Bank	3.300%	5/15/26	11,955	11,377
	SunTrust Banks Inc.	2.900%	3/3/21	34,300	34,023
	Svenska Handelsbanken AB	1.875%	9/7/21	37,750	36,018
	Synchrony Financial	2.600%	1/15/19	17,915	17,875
	Synchrony Financial	3.000%	8/15/19	8,570	8,542
	Synchrony Financial	2.700%	2/3/20	12,580	12,439
	Toronto-Dominion Bank	2.500%	12/14/20	97,700	96,326
5	UBS AG	2.200%	6/8/20	27,590	27,049
5	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	36,710	36,453
5	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	58,970	58,259
5	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	46,000	44,587
	US Bancorp	2.625%	1/24/22	47,510	46,793
	US Bancorp	3.700%	1/30/24	39,005	39,665
	US Bancorp	2.375%	7/22/26	45,000	40,699
	Wachovia Corp.	6.605%	10/1/25	15,000	17,400
	Wells Fargo & Co.	2.150%	1/30/20	38,370	37,738

5

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wells Fargo & Co.	3.000%	1/22/21	27,580	27,439
Wells Fargo & Co.	4.600%	4/1/21	40,000	41,504
Wells Fargo & Co.	3.500%	3/8/22	54,840	54,966
Wells Fargo & Co.	3.069%	1/24/23	10,465	10,262
Wells Fargo & Co.	3.450%	2/13/23	39,400	38,780
Wells Fargo & Co.	4.480%	1/16/24	34,444	35,474
Wells Fargo & Co.	3.000%	2/19/25	28,660	27,294
Wells Fargo & Co.	3.550%	9/29/25	27,170	26,655
Wells Fargo & Co.	3.000%	4/22/26	36,830	34,501
Wells Fargo & Co.	4.100%	6/3/26	45,700	45,312
Wells Fargo & Co.	3.000%	10/23/26	6,435	6,007
Wells Fargo & Co.	5.606%	1/15/44	28,551	32,484
Wells Fargo & Co.	4.650%	11/4/44	20,735	20,766
Wells Fargo & Co.	4.900%	11/17/45	16,060	16,706
Wells Fargo & Co.	4.400%	6/14/46	36,200	34,950
Wells Fargo & Co.	4.750%	12/7/46	38,790	39,522
Westpac Banking Corp.	2.300%	5/26/20	22,948	22,585
Brokerage (0.0%)
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	6,941
Charles Schwab Corp.	3.200%	3/2/27	19,790	19,200
Finance Companies (0.4%)
GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	209,754	204,032

Insurance (2.4%)
Aetna Inc.	2.800%	6/15/23	32,080	30,734
5 AIG Global Funding	2.700%	12/15/21	41,815	41,002
Anthem Inc.	2.300%	7/15/18	12,045	12,033
Anthem Inc.	3.700%	8/15/21	25,635	25,898
Anthem Inc.	3.125%	5/15/22	30,450	30,137
Anthem Inc.	3.300%	1/15/23	20,000	19,760
Anthem Inc.	4.101%	3/1/28	42,145	42,204
Anthem Inc.	4.650%	8/15/44	14,857	15,112
Anthem Inc.	4.375%	12/1/47	15,905	15,543
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	32,120
Berkshire Hathaway Inc.	2.750%	3/15/23	36,055	35,441
Berkshire Hathaway Inc.	3.125%	3/15/26	23,645	22,948
Chubb INA Holdings Inc.	5.900%	6/15/19	15,000	15,569
Chubb INA Holdings Inc.	2.300%	11/3/20	5,235	5,156
Chubb INA Holdings Inc.	3.350%	5/15/24	20,340	20,302
Chubb INA Holdings Inc.	3.350%	5/3/26	12,280	12,080
Chubb INA Holdings Inc.	4.350%	11/3/45	24,795	26,366
Cigna Corp.	3.250%	4/15/25	30,765	29,356
CNA Financial Corp.	3.950%	5/15/24	4,335	4,376
5 Five Corners Funding Trust	4.419%	11/15/23	5,320	5,514
5 Guardian Life Global Funding	2.000%	4/26/21	12,825	12,476
5 Jackson National Life Global Funding	3.250%	1/30/24	48,955	48,127
5 Liberty Mutual Group Inc.	4.250%	6/15/23	11,825	12,082
5 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	27,096
Loews Corp.	2.625%	5/15/23	14,100	13,601
5 MassMutual Global Funding II	2.100%	8/2/18	45,015	44,965
5 MassMutual Global Funding II	2.350%	4/9/19	22,000	21,968
5 MassMutual Global Funding II	2.000%	4/15/21	42,188	41,040
MetLife Inc.	3.600%	4/10/24	28,000	27,980
MetLife Inc.	4.125%	8/13/42	5,300	5,117
MetLife Inc.	4.875%	11/13/43	17,500	18,921
5 Metropolitan Life Global Funding I	1.875%	6/22/18	16,315	16,306
5 Metropolitan Life Global Funding I	2.650%	4/8/22	14,005	13,731
5 Metropolitan Life Global Funding I	3.450%	12/18/26	29,970	29,255
5 Metropolitan Life Global Funding I	3.000%	9/19/27	43,250	40,674
5 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	30,929
5 New York Life Global Funding	2.900%	1/17/24	58,670	57,505
5 New York Life Insurance Co.	5.875%	5/15/33	44,785	55,359
5 Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	24,098	22,506

6

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Prudential Financial Inc.	4.500%	11/15/20	24,055	25,017
5 Teachers Insurance & Annuity Association of America	4.900%	9/15/44	21,990	24,113
5 Teachers Insurance & Annuity Association of America	4.270%	5/15/47	42,865	42,538
Travelers Cos. Inc.	5.800%	5/15/18	8,690	8,727
Travelers Cos. Inc.	5.900%	6/2/19	9,400	9,751
UnitedHealth Group Inc.	3.875%	10/15/20	6,786	6,961
UnitedHealth Group Inc.	2.875%	3/15/22	2,346	2,318
UnitedHealth Group Inc.	2.875%	3/15/23	12,000	11,783
UnitedHealth Group Inc.	3.100%	3/15/26	14,220	13,729
UnitedHealth Group Inc.	4.625%	7/15/35	22,950	25,038
UnitedHealth Group Inc.	6.625%	11/15/37	20,000	27,002
UnitedHealth Group Inc.	4.625%	11/15/41	36,010	38,931
UnitedHealth Group Inc.	4.250%	3/15/43	31,000	31,444
UnitedHealth Group Inc.	4.750%	7/15/45	19,035	20,803
UnitedHealth Group Inc.	4.200%	1/15/47	8,345	8,405
Other Finance (0.1%)
5 LeasePlan Corp. NV	2.875%	1/22/19	30,515	30,462

Real Estate Investment Trusts (0.2%)
AvalonBay Communities Inc.	3.625%	10/1/20	17,315	17,541
Boston Properties LP	3.125%	9/1/23	13,520	13,224
Boston Properties LP	3.800%	2/1/24	1,780	1,791
Realty Income Corp.	5.750%	1/15/21	8,675	9,263
Simon Property Group LP	4.375%	3/1/21	22,000	22,780
Simon Property Group LP	4.125%	12/1/21	12,946	13,342
Simon Property Group LP	3.750%	2/1/24	6,645	6,751
Simon Property Group LP	3.375%	10/1/24	20,470	20,201
5 WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	17,715	17,676
				9,032,065
Industrial (20.5%)
Basic Industry (0.1%)
5 Air Liquide Finance SA	2.250%	9/27/23	21,000	19,989
5 Air Liquide Finance SA	2.500%	9/27/26	16,815	15,551
International Paper Co.	4.350%	8/15/48	27,945	26,306
Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	16,695
Capital Goods (1.4%)
5 BAE Systems Holdings Inc.	2.850%	12/15/20	5,020	4,978
5 BAE Systems Holdings Inc.	3.800%	10/7/24	26,068	26,257
5 BAE Systems Holdings Inc.	3.850%	12/15/25	29,838	29,966
Boeing Co.	5.875%	2/15/40	5,000	6,375
Caterpillar Financial Services Corp.	2.625%	3/1/23	39,500	38,276
Caterpillar Inc.	3.900%	5/27/21	32,880	33,761
Caterpillar Inc.	2.600%	6/26/22	9,575	9,351
Caterpillar Inc.	3.400%	5/15/24	19,475	19,481
Caterpillar Inc.	5.200%	5/27/41	19,770	23,531
Deere & Co.	4.375%	10/16/19	13,090	13,444
Eaton Corp.	6.500%	6/1/25	10,000	11,543
General Dynamics Corp.	3.875%	7/15/21	9,950	10,204
General Electric Co.	2.700%	10/9/22	14,000	13,517
General Electric Co.	3.100%	1/9/23	6,094	5,960
Honeywell International Inc.	4.250%	3/1/21	29,484	30,559
Illinois Tool Works Inc.	3.500%	3/1/24	42,775	43,613
John Deere Capital Corp.	2.800%	1/27/23	8,000	7,853
John Deere Capital Corp.	3.350%	6/12/24	9,000	8,958
John Deere Capital Corp.	3.450%	3/13/25	43,560	43,562
Johnson Controls International plc	5.000%	3/30/20	29,000	30,133
Johnson Controls International plc	3.750%	12/1/21	25,000	25,357
Lockheed Martin Corp.	2.500%	11/23/20	12,340	12,223
Lockheed Martin Corp.	2.900%	3/1/25	26,840	25,630
Lockheed Martin Corp.	4.500%	5/15/36	6,715	7,109
Lockheed Martin Corp.	4.700%	5/15/46	12,041	13,030
Lockheed Martin Corp.	4.090%	9/15/52	4,609	4,452

7

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Parker-Hannifin Corp.	4.450%	11/21/44	14,290	15,241
	Raytheon Co.	3.125%	10/15/20	10,000	10,054
5	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	60,840	60,547
5	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	62,200	61,918
5	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	40,495	43,197
	United Technologies Corp.	4.500%	4/15/20	24,170	24,998
	United Technologies Corp.	3.100%	6/1/22	10,095	10,012
	United Technologies Corp.	4.500%	6/1/42	38,885	39,229
	Communication (2.9%)
	21st Century Fox America Inc.	4.500%	2/15/21	4,650	4,848
	21st Century Fox America Inc.	6.200%	12/15/34	11,000	13,644
	America Movil SAB de CV	3.125%	7/16/22	66,820	65,871
	America Movil SAB de CV	6.125%	3/30/40	10,010	12,038
	American Tower Corp.	3.450%	9/15/21	23,985	23,999
	American Tower Corp.	4.700%	3/15/22	2,905	3,037
	American Tower Corp.	5.000%	2/15/24	23,881	25,202
	American Tower Corp.	4.400%	2/15/26	7,300	7,388
	AT&T Inc.	5.200%	3/15/20	10,125	10,535
	AT&T Inc.	2.450%	6/30/20	17,525	17,315
	AT&T Inc.	4.600%	2/15/21	4,900	5,074
	AT&T Inc.	5.000%	3/1/21	10,000	10,502
	AT&T Inc.	3.875%	8/15/21	20,000	20,362
5	AT&T Inc.	7.850%	1/15/22	23,750	27,294
	AT&T Inc.	4.500%	3/9/48	14,742	13,734
	CBS Corp.	4.300%	2/15/21	22,710	23,312
	Comcast Corp.	3.000%	2/1/24	51,960	50,429
	Comcast Corp.	3.600%	3/1/24	60,515	60,759
	Comcast Corp.	3.375%	2/15/25	2,565	2,511
	Comcast Corp.	3.150%	3/1/26	15,280	14,694
	Comcast Corp.	2.350%	1/15/27	19,840	17,745
	Comcast Corp.	4.250%	1/15/33	15,060	15,522
	Comcast Corp.	4.200%	8/15/34	25,155	25,288
	Comcast Corp.	4.400%	8/15/35	32,657	33,553
	Comcast Corp.	4.650%	7/15/42	7,260	7,566
	Comcast Corp.	4.500%	1/15/43	20,000	20,406
	Comcast Corp.	4.750%	3/1/44	16,635	17,437
	Comcast Corp.	4.600%	8/15/45	43,320	44,725
	Comcast Corp.	3.969%	11/1/47	40,576	38,243
	Comcast Corp.	4.000%	3/1/48	12,935	12,212
	Comcast Corp.	3.999%	11/1/49	13,333	12,479
	Comcast Corp.	4.049%	11/1/52	19,332	18,019
5	Cox Communications Inc.	4.800%	2/1/35	58,525	56,498
5	Cox Communications Inc.	6.450%	12/1/36	1,575	1,797
5	Cox Communications Inc.	4.600%	8/15/47	3,325	3,138
	Discovery Communications LLC	5.625%	8/15/19	4,675	4,840
5	GTP Acquisition Partners I LLC	2.350%	6/15/20	18,745	18,418
5	NBCUniversal Enterprise Inc.	1.662%	4/15/18	47,135	47,128
5	NBCUniversal Enterprise Inc.	1.974%	4/15/19	84,070	83,455
	NBCUniversal Media LLC	4.375%	4/1/21	26,000	26,955
	NBCUniversal Media LLC	4.450%	1/15/43	2,595	2,632
	Orange SA	9.000%	3/1/31	54,566	79,472
5	SBA Tower Trust	3.168%	4/11/22	49,780	49,596
5	Sky plc	2.625%	9/16/19	30,550	30,397
5	Sky plc	3.750%	9/16/24	42,911	43,566
3,5	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC /
	Sprint Spectrum Co III LLC	4.738%	3/20/25	46,800	47,034
	Time Warner Cable LLC	8.750%	2/14/19	915	958
	Time Warner Cable LLC	8.250%	4/1/19	11,944	12,535
	Time Warner Entertainment Co. LP	8.375%	3/15/23	3,215	3,812
	Time Warner Inc.	4.750%	3/29/21	13,000	13,538
	Time Warner Inc.	3.600%	7/15/25	22,963	22,311
	Verizon Communications Inc.	3.450%	3/15/21	15,585	15,750
	Verizon Communications Inc.	3.500%	11/1/21	78,905	79,535

8

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	4.812%	3/15/39	67,074	68,430
	Verizon Communications Inc.	4.750%	11/1/41	28,730	28,731
	Verizon Communications Inc.	5.012%	4/15/49	79,842	82,040
	Viacom Inc.	5.625%	9/15/19	10,000	10,377
	Vodafone Group plc	5.450%	6/10/19	26,000	26,851
	Walt Disney Co.	4.125%	6/1/44	18,320	18,946
	Consumer Cyclical (2.3%)
	Alibaba Group Holding Ltd.	2.500%	11/28/19	10,480	10,405
	Alibaba Group Holding Ltd.	3.125%	11/28/21	2,035	2,031
	Alibaba Group Holding Ltd.	3.600%	11/28/24	45,610	45,173
	Alibaba Group Holding Ltd.	3.400%	12/6/27	60,380	57,107
	Amazon.com Inc.	2.500%	11/29/22	31,600	30,832
5	Amazon.com Inc.	2.800%	8/22/24	26,740	25,850
	Amazon.com Inc.	4.800%	12/5/34	55,880	61,785
	Amazon.com Inc.	4.950%	12/5/44	17,920	20,126
5	Amazon.com Inc.	4.250%	8/22/57	52,165	51,871
	American Honda Finance Corp.	2.125%	10/10/18	29,535	29,459
	American Honda Finance Corp.	2.300%	9/9/26	17,135	15,795
	AutoZone Inc.	4.000%	11/15/20	25,000	25,601
	AutoZone Inc.	3.700%	4/15/22	12,752	12,883
	AutoZone Inc.	3.125%	7/15/23	22,000	21,726
5	BMW US Capital LLC	2.000%	4/11/21	19,815	19,200
5	BMW US Capital LLC	2.250%	9/15/23	93,000	87,836
5	BMW US Capital LLC	2.800%	4/11/26	5,395	5,114
3,5	CVS Pass-Through Trust	5.926%	1/10/34	13,781	15,339
5	Daimler Finance North America LLC	2.250%	7/31/19	58,255	57,772
5	Daimler Finance North America LLC	2.450%	5/18/20	8,005	7,887
5	Daimler Finance North America LLC	2.300%	2/12/21	34,630	33,756
5	Daimler Finance North America LLC	2.000%	7/6/21	60,000	57,695
5	Daimler Finance North America LLC	3.875%	9/15/21	3,270	3,335
5	Daimler Finance North America LLC	3.250%	8/1/24	3,970	3,901
	Ford Motor Co.	4.346%	12/8/26	11,945	11,777
	Ford Motor Credit Co. LLC	2.375%	3/12/19	56,800	56,506
	Ford Motor Credit Co. LLC	3.157%	8/4/20	23,890	23,757
	General Motors Financial Co. Inc.	3.950%	4/13/24	58,730	58,149
	Home Depot Inc.	4.400%	4/1/21	12,300	12,763
	Home Depot Inc.	2.700%	4/1/23	24,715	24,234
	Home Depot Inc.	4.400%	3/15/45	22,390	23,994
5	Hyundai Capital America	2.550%	4/3/20	29,410	28,922
	Lowe's Cos. Inc.	3.100%	5/3/27	115,000	110,030
	Marriott International Inc.	2.300%	1/15/22	44,000	42,258
	McDonald's Corp.	3.500%	7/15/20	21,760	22,096
	McDonald's Corp.	2.625%	1/15/22	10,175	10,016
	McDonald's Corp.	3.250%	6/10/24	4,400	4,360
	McDonald's Corp.	4.875%	12/9/45	22,775	24,574
5	Nissan Motor Acceptance Corp.	2.650%	9/26/18	17,180	17,179
	Target Corp.	2.900%	1/15/22	11,850	11,852
5	Volkswagen Group of America Finance LLC	2.450%	11/20/19	13,860	13,712
	Walmart Inc.	2.550%	4/11/23	44,450	43,435
	Walmart Inc.	3.625%	12/15/47	14,950	14,461
	Consumer Noncyclical (7.0%)
	Allergan Funding SCS	3.000%	3/12/20	37,784	37,564
	Allergan Funding SCS	3.450%	3/15/22	23,785	23,582
	Allergan Funding SCS	3.800%	3/15/25	32,525	31,923
	Allergan Funding SCS	4.550%	3/15/35	9,515	9,273
	Allergan Funding SCS	4.850%	6/15/44	14,075	13,841
	Allergan Funding SCS	4.750%	3/15/45	23,550	23,042
	Altria Group Inc.	4.750%	5/5/21	40,806	42,613
	Altria Group Inc.	2.850%	8/9/22	11,835	11,577
	Altria Group Inc.	4.500%	5/2/43	10,105	10,181
	Amgen Inc.	3.625%	5/22/24	38,185	38,291
	Amgen Inc.	5.150%	11/15/41	27,515	30,363
	Amgen Inc.	4.663%	6/15/51	9,875	10,168

9

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	63,200	63,244
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	57,035	56,445
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	129,785	137,201
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	137,375	147,906
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	8,831
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	81,200	85,057
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	800	829
Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	4,310	4,392
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	9,836	9,545
Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	23,185	23,606
Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	5,700	6,168
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,080	17,401
Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	14,500	14,957
Ascension Health	3.945%	11/15/46	27,275	27,487
3 Ascension Health	4.847%	11/15/53	2,165	2,497
AstraZeneca plc	1.950%	9/18/19	12,435	12,301
AstraZeneca plc	2.375%	11/16/20	37,225	36,692
AstraZeneca plc	3.375%	11/16/25	27,755	27,281
5 BAT Capital Corp.	3.557%	8/15/27	41,915	40,094
5 BAT International Finance plc	2.750%	6/15/20	17,600	17,428
5 BAT International Finance plc	3.250%	6/7/22	50,880	50,459
5 BAT International Finance plc	3.500%	6/15/22	7,440	7,424
5 BAT International Finance plc	3.950%	6/15/25	15,000	15,024
5 Bayer US Finance LLC	2.375%	10/8/19	6,140	6,096
5 Bayer US Finance LLC	3.000%	10/8/21	38,730	38,282
Biogen Inc.	2.900%	9/15/20	17,465	17,376
Cardinal Health Inc.	2.400%	11/15/19	22,090	21,956
Cardinal Health Inc.	3.200%	3/15/23	11,650	11,412
Cardinal Health Inc.	3.079%	6/15/24	16,720	15,958
Cardinal Health Inc.	3.500%	11/15/24	20,020	19,484
Cardinal Health Inc.	4.500%	11/15/44	23,250	22,242
5 Cargill Inc.	4.760%	11/23/45	57,879	63,453
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	36,807	35,769
Catholic Health Initiatives Colorado GO	4.200%	8/1/23	10,695	11,012
3 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	20,970	19,397
Celgene Corp.	2.250%	5/15/19	5,145	5,120
Celgene Corp.	3.550%	8/15/22	15,160	15,115
Celgene Corp.	3.625%	5/15/24	11,980	11,812
Celgene Corp.	5.000%	8/15/45	25,000	26,070
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,654
Coca-Cola Enterprises Inc.	4.500%	9/1/21	14,785	15,294
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	11,134	11,107
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	28,000	28,715
Colgate-Palmolive Co.	2.950%	11/1/20	25,000	25,200
Constellation Brands Inc.	2.700%	5/9/22	2,400	2,323
CVS Health Corp.	2.750%	12/1/22	20,000	19,223
CVS Health Corp.	4.875%	7/20/35	18,205	18,830
CVS Health Corp.	5.125%	7/20/45	42,620	45,185
CVS Health Corp.	5.050%	3/25/48	22,175	23,250
5 Danone SA	2.589%	11/2/23	10,000	9,481
5 Danone SA	2.947%	11/2/26	40,000	37,139
Diageo Capital plc	2.625%	4/29/23	42,580	41,279
Diageo Investment Corp.	2.875%	5/11/22	17,245	17,015
Dignity Health California GO	2.637%	11/1/19	4,480	4,458
Dignity Health California GO	3.812%	11/1/24	13,370	13,399
Eli Lilly & Co.	3.700%	3/1/45	20,040	19,540
5 EMD Finance LLC	2.400%	3/19/20	1,100	1,090
5 EMD Finance LLC	2.950%	3/19/22	19,640	19,355
Express Scripts Holding Co.	2.250%	6/15/19	14,030	13,951
5 Forest Laboratories Inc.	4.875%	2/15/21	3,312	3,425
5 Forest Laboratories LLC	5.000%	12/15/21	23,725	24,747
General Mills Inc.	5.650%	2/15/19	6,850	7,012
Gilead Sciences Inc.	2.550%	9/1/20	15,245	15,119
Gilead Sciences Inc.	2.500%	9/1/23	26,390	25,423

10

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Gilead Sciences Inc.	3.700%	4/1/24	21,420	21,703
Gilead Sciences Inc.	3.500%	2/1/25	28,575	28,534
Gilead Sciences Inc.	4.500%	2/1/45	55,782	57,639
Gilead Sciences Inc.	4.750%	3/1/46	13,200	14,183
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	25,750	25,184
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	18,430
GlaxoSmithKline Capital plc	2.850%	5/8/22	51,595	51,035
5 Imperial Tobacco Finance plc	3.750%	7/21/22	58,995	58,799
Johnson & Johnson	6.730%	11/15/23	15,000	17,826
Johnson & Johnson	2.450%	3/1/26	78,000	73,606
Kaiser Foundation Hospitals	3.500%	4/1/22	19,815	20,145
Kaiser Foundation Hospitals	3.150%	5/1/27	18,190	17,597
Kaiser Foundation Hospitals	4.875%	4/1/42	12,710	14,459
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	25,256
Kraft Heinz Foods Co.	3.000%	6/1/26	31,320	28,881
Kraft Heinz Foods Co.	5.000%	7/15/35	7,370	7,630
Kraft Heinz Foods Co.	4.375%	6/1/46	59,110	53,810
3 Mayo Clinic	4.128%	11/15/52	11,465	11,774
McKesson Corp.	2.700%	12/15/22	7,010	6,771
McKesson Corp.	2.850%	3/15/23	6,840	6,581
McKesson Corp.	3.796%	3/15/24	9,525	9,496
Medtronic Inc.	1.375%	4/1/18	16,225	16,224
Medtronic Inc.	2.500%	3/15/20	25,335	25,184
Medtronic Inc.	3.150%	3/15/22	61,030	61,133
Medtronic Inc.	3.625%	3/15/24	7,510	7,611
Medtronic Inc.	3.500%	3/15/25	62,791	62,777
Medtronic Inc.	4.375%	3/15/35	21,968	23,226
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	11,505	13,202
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	7,820	7,856
Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	10,430	10,853
Merck & Co. Inc.	3.875%	1/15/21	30,000	30,880
Merck & Co. Inc.	2.350%	2/10/22	24,825	24,309
Merck & Co. Inc.	2.800%	5/18/23	15,650	15,426
Merck & Co. Inc.	2.750%	2/10/25	38,000	36,673
Merck & Co. Inc.	4.150%	5/18/43	28,405	29,584
Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	18,560
Molson Coors Brewing Co.	3.500%	5/1/22	14,905	14,970
Molson Coors Brewing Co.	5.000%	5/1/42	5,710	6,023
New York & Presbyterian Hospital	4.024%	8/1/45	22,955	23,277
Novartis Capital Corp.	3.400%	5/6/24	13,425	13,496
Novartis Capital Corp.	4.400%	5/6/44	21,485	23,621
Orlando Health Obligated Group	4.089%	10/1/48	4,180	4,165
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	2,000	2,012
PepsiCo Inc.	3.125%	11/1/20	48,610	49,065
PepsiCo Inc.	2.375%	10/6/26	72,545	66,921
PepsiCo Inc.	4.000%	3/5/42	35,200	35,364
PepsiCo Inc.	3.450%	10/6/46	45,740	42,073
Pfizer Inc.	3.000%	6/15/23	25,440	25,326
Pfizer Inc.	3.000%	12/15/26	45,100	43,639
Philip Morris International Inc.	4.500%	3/26/20	25,000	25,759
Philip Morris International Inc.	1.875%	2/25/21	43,455	41,999
Philip Morris International Inc.	4.125%	5/17/21	15,705	16,165
Philip Morris International Inc.	2.500%	8/22/22	13,250	12,792
Philip Morris International Inc.	2.625%	3/6/23	23,000	22,174
Philip Morris International Inc.	4.500%	3/20/42	11,665	12,003
Philip Morris International Inc.	3.875%	8/21/42	22,785	21,475
Philip Morris International Inc.	4.875%	11/15/43	5,835	6,301
Philip Morris International Inc.	4.250%	11/10/44	15,000	14,964
3 Procter & Gamble - Esop	9.360%	1/1/21	8,170	8,908
Procter & Gamble Co.	5.550%	3/5/37	2,388	2,993
Providence St. Joseph Health Obligated Group	2.746%	10/1/26	18,290	17,267
3 Providence St. Joseph Health Obligated Group	3.930%	10/1/48	12,030	11,824
5 Roche Holdings Inc.	2.875%	9/29/21	26,150	26,101
5 Roche Holdings Inc.	2.375%	1/28/27	61,570	56,513

11

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sanofi	4.000%	3/29/21	36,275	37,240
5 Sigma Alimentos SA de CV	4.125%	5/2/26	24,660	23,717
SSM Health Care Corp.	3.823%	6/1/27	37,645	38,168
Stanford Health Care	3.795%	11/15/48	13,045	12,871
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	6,765	6,375
Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	36,645	31,067
The Kroger Co.	3.300%	1/15/21	13,605	13,662
The Kroger Co.	3.850%	8/1/23	5,055	5,120
Unilever Capital Corp.	4.250%	2/10/21	78,185	80,925
Wyeth LLC	5.950%	4/1/37	15,000	19,076
Energy (2.5%)
5 BG Energy Capital plc	4.000%	10/15/21	17,070	17,528
BP Capital Markets plc	4.750%	3/10/19	18,140	18,502
BP Capital Markets plc	2.315%	2/13/20	3,760	3,743
BP Capital Markets plc	4.500%	10/1/20	28,000	29,228
BP Capital Markets plc	4.742%	3/11/21	10,000	10,465
BP Capital Markets plc	3.062%	3/17/22	35,770	35,648
BP Capital Markets plc	3.245%	5/6/22	10,000	9,993
BP Capital Markets plc	2.500%	11/6/22	8,000	7,725
BP Capital Markets plc	3.994%	9/26/23	13,130	13,548
BP Capital Markets plc	3.814%	2/10/24	38,000	38,719
BP Capital Markets plc	3.506%	3/17/25	41,710	41,665
Chevron Corp.	2.355%	12/5/22	6,000	5,808
Chevron Corp.	3.191%	6/24/23	69,750	69,772
ConocoPhillips	7.000%	3/30/29	11,500	14,262
ConocoPhillips Co.	3.350%	11/15/24	10,275	10,182
ConocoPhillips Co.	3.350%	5/15/25	23,095	22,801
ConocoPhillips Co.	4.950%	3/15/26	12,710	13,829
ConocoPhillips Co.	4.300%	11/15/44	48,640	49,917
Devon Energy Corp.	3.250%	5/15/22	15,905	15,691
Dominion Energy Gas Holdings LLC	3.550%	11/1/23	14,085	14,033
Dominion Energy Gas Holdings LLC	4.800%	11/1/43	10,000	10,611
Dominion Energy Gas Holdings LLC	4.600%	12/15/44	7,003	7,312
Enterprise Products Operating LLC	4.900%	5/15/46	5,000	5,305
Enterprise Products Operating LLC	4.250%	2/15/48	33,120	32,217
EOG Resources Inc.	5.625%	6/1/19	16,285	16,786
Exxon Mobil Corp.	2.222%	3/1/21	12,735	12,553
Exxon Mobil Corp.	2.726%	3/1/23	10,710	10,542
Exxon Mobil Corp.	3.043%	3/1/26	7,330	7,187
Exxon Mobil Corp.	4.114%	3/1/46	10,845	11,431
Halliburton Co.	3.500%	8/1/23	67,975	68,091
Noble Energy Inc.	4.150%	12/15/21	14,890	15,176
Occidental Petroleum Corp.	4.100%	2/1/21	27,466	28,244
Occidental Petroleum Corp.	2.700%	2/15/23	9,250	9,045
Occidental Petroleum Corp.	3.400%	4/15/26	33,675	33,201
Phillips 66	4.300%	4/1/22	30,000	31,030
5 Schlumberger Holdings Corp.	3.000%	12/21/20	25,500	25,595
5 Schlumberger Investment SA	2.400%	8/1/22	20,765	20,047
Shell International Finance BV	4.375%	3/25/20	16,000	16,486
Shell International Finance BV	2.250%	11/10/20	49,900	49,146
Shell International Finance BV	3.250%	5/11/25	28,680	28,368
Shell International Finance BV	4.125%	5/11/35	40,575	41,835
Shell International Finance BV	5.500%	3/25/40	10,795	13,032
Shell International Finance BV	4.375%	5/11/45	95,725	101,222
Suncor Energy Inc.	3.600%	12/1/24	19,505	19,468
Suncor Energy Inc.	5.950%	12/1/34	13,000	15,628
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	25,945	26,470
Texaco Capital Inc.	8.625%	4/1/32	25,000	36,104
Total Capital International SA	2.700%	1/25/23	32,714	31,956
Total Capital International SA	3.750%	4/10/24	50,000	50,908
TransCanada PipeLines Ltd.	7.125%	1/15/19	4,800	4,969
TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	31,430
TransCanada PipeLines Ltd.	2.500%	8/1/22	21,165	20,534

12

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
TransCanada PipeLines Ltd.	4.875%	1/15/26	58,060	62,702
Other Industrial (0.1%)
George Washington University District of Columbia GO	3.545%	9/15/46	10,000	9,074
5 Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	12,483
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	24,695	25,254
5 SBA Tower Trust	3.448%	3/15/23	28,730	28,798
Technology (3.7%)
Apple Inc.	2.850%	5/6/21	34,300	34,298
Apple Inc.	2.850%	2/23/23	43,845	43,421
Apple Inc.	3.000%	2/9/24	22,750	22,432
Apple Inc.	3.450%	5/6/24	31,140	31,355
Apple Inc.	2.850%	5/11/24	45,635	44,473
Apple Inc.	2.750%	1/13/25	21,615	20,752
Apple Inc.	3.250%	2/23/26	38,220	37,609
Apple Inc.	2.450%	8/4/26	55,182	51,048
Apple Inc.	3.350%	2/9/27	56,435	55,695
Apple Inc.	3.200%	5/11/27	39,750	38,816
Apple Inc.	2.900%	9/12/27	83,420	79,208
Apple Inc.	3.850%	5/4/43	15,275	15,010
Apple Inc.	4.450%	5/6/44	4,035	4,307
Apple Inc.	3.850%	8/4/46	36,510	35,467
Applied Materials Inc.	3.300%	4/1/27	32,395	31,817
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	36,975	36,313
Cisco Systems Inc.	4.450%	1/15/20	25,000	25,780
Cisco Systems Inc.	2.200%	2/28/21	78,505	77,077
Cisco Systems Inc.	2.900%	3/4/21	10,700	10,729
Cisco Systems Inc.	2.500%	9/20/26	15,921	14,848
Intel Corp.	3.300%	10/1/21	10,000	10,158
Intel Corp.	2.875%	5/11/24	29,825	29,082
Intel Corp.	4.100%	5/19/46	47,755	48,831
International Business Machines Corp.	3.375%	8/1/23	61,300	61,629
International Business Machines Corp.	3.625%	2/12/24	22,800	23,138
International Business Machines Corp.	7.000%	10/30/25	25,000	30,715
Microsoft Corp.	3.000%	10/1/20	10,000	10,090
Microsoft Corp.	2.375%	2/12/22	19,865	19,477
Microsoft Corp.	3.625%	12/15/23	13,500	13,858
Microsoft Corp.	2.875%	2/6/24	61,625	60,455
Microsoft Corp.	2.700%	2/12/25	23,890	23,111
Microsoft Corp.	3.125%	11/3/25	26,300	25,935
Microsoft Corp.	2.400%	8/8/26	64,501	59,831
Microsoft Corp.	3.450%	8/8/36	53,965	52,532
Microsoft Corp.	4.100%	2/6/37	45,435	48,077
Microsoft Corp.	4.500%	10/1/40	18,210	20,098
Microsoft Corp.	4.450%	11/3/45	61,885	68,164
Microsoft Corp.	3.700%	8/8/46	50,485	49,702
Microsoft Corp.	4.250%	2/6/47	61,800	66,198
Oracle Corp.	5.000%	7/8/19	35,000	36,127
Oracle Corp.	1.900%	9/15/21	70,285	67,855
Oracle Corp.	2.500%	5/15/22	38,860	37,856
Oracle Corp.	2.400%	9/15/23	63,535	60,814
Oracle Corp.	2.950%	11/15/24	80,105	77,780
Oracle Corp.	2.950%	5/15/25	11,300	10,930
Oracle Corp.	3.250%	11/15/27	112,120	109,277
Oracle Corp.	4.000%	11/15/47	32,260	31,765
QUALCOMM Inc.	2.600%	1/30/23	26,140	24,975
QUALCOMM Inc.	2.900%	5/20/24	38,055	36,370
5 Tencent Holdings Ltd.	3.595%	1/19/28	57,625	55,115
Transportation (0.5%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	7,229
Burlington Northern Santa Fe LLC	3.250%	6/15/27	17,530	17,237
CSX Corp.	4.300%	3/1/48	16,635	16,538
5 ERAC USA Finance LLC	2.350%	10/15/19	12,165	12,062
5 ERAC USA Finance LLC	4.500%	8/16/21	10,270	10,646

13

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 ERAC USA Finance LLC	3.300%	10/15/22	745	741
5 ERAC USA Finance LLC	7.000%	10/15/37	3,775	4,885
5 ERAC USA Finance LLC	5.625%	3/15/42	31,000	35,114
FedEx Corp.	2.700%	4/15/23	15,810	15,342
FedEx Corp.	3.875%	8/1/42	4,505	4,144
FedEx Corp.	5.100%	1/15/44	26,055	28,321
FedEx Corp.	4.550%	4/1/46	14,460	14,540
Kansas City Southern	4.950%	8/15/45	13,845	15,026
5 Penske Truck Leasing Co. Lp / PTL Finance Corp.	3.950%	3/10/25	53,520	53,798
United Parcel Service Inc.	2.450%	10/1/22	17,095	16,609
United Parcel Service Inc.	4.875%	11/15/40	4,925	5,534
				11,055,065
Utilities (4.7%)
Electric (4.2%)
Alabama Power Co.	5.200%	6/1/41	3,365	3,882
Alabama Power Co.	4.100%	1/15/42	5,595	5,646
Alabama Power Co.	3.750%	3/1/45	20,255	19,588
Ameren Illinois Co.	2.700%	9/1/22	58,000	56,736
Ameren Illinois Co.	3.700%	12/1/47	5,085	4,885
Baltimore Gas & Electric Co.	2.800%	8/15/22	26,250	25,643
Baltimore Gas & Electric Co.	2.400%	8/15/26	20,945	19,224
Berkshire Hathaway Energy Co.	6.125%	4/1/36	32,917	41,855
Berkshire Hathaway Energy Co.	5.150%	11/15/43	10,725	12,288
Commonwealth Edison Co.	2.950%	8/15/27	23,275	22,253
Commonwealth Edison Co.	4.350%	11/15/45	6,815	7,200
Commonwealth Edison Co.	3.650%	6/15/46	6,420	6,053
Commonwealth Edison Co.	4.000%	3/1/48	17,900	18,040
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	9,500	11,708
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	64,406
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	30,855	32,912
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	2,752	2,660
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	24,915	27,235
Delmarva Power & Light Co.	3.500%	11/15/23	9,550	9,631
Dominion Energy Inc.	2.962%	7/1/19	17,030	17,074
Dominion Energy Inc.	2.579%	7/1/20	12,040	11,890
Dominion Energy Inc.	4.450%	3/15/21	30,000	30,884
Dominion Energy Inc.	3.625%	12/1/24	23,850	23,642
DTE Energy Co.	3.800%	3/15/27	19,405	19,283
Duke Energy Carolinas LLC	3.900%	6/15/21	11,045	11,301
Duke Energy Carolinas LLC	6.000%	12/1/28	5,000	5,969
Duke Energy Carolinas LLC	6.100%	6/1/37	13,915	17,713
Duke Energy Carolinas LLC	6.050%	4/15/38	4,000	5,117
Duke Energy Carolinas LLC	4.250%	12/15/41	6,375	6,648
Duke Energy Carolinas LLC	4.000%	9/30/42	5,205	5,222
Duke Energy Carolinas LLC	3.700%	12/1/47	17,220	16,457
Duke Energy Corp.	2.650%	9/1/26	17,480	15,910
Duke Energy Corp.	4.800%	12/15/45	37,600	40,436
Duke Energy Corp.	3.750%	9/1/46	14,740	13,373
Duke Energy Progress Llc	2.800%	5/15/22	20,140	19,951
Duke Energy Progress LLC	6.300%	4/1/38	1,625	2,127
Duke Energy Progress LLC	4.200%	8/15/45	61,923	63,974
Entergy Corp.	2.950%	9/1/26	22,080	20,537
Entergy Louisiana LLC	3.120%	9/1/27	10,065	9,687
Eversource Energy	4.500%	11/15/19	1,880	1,929
Eversource Energy	2.900%	10/1/24	25,155	24,131
Eversource Energy	3.150%	1/15/25	6,775	6,587
Eversource Energy	3.300%	1/15/28	14,490	13,898
Florida Power & Light Co.	6.200%	6/1/36	12,452	15,723
Florida Power & Light Co.	5.950%	2/1/38	10,000	12,877
Florida Power & Light Co.	5.690%	3/1/40	4,994	6,389
Florida Power & Light Co.	5.250%	2/1/41	29,745	35,627
Florida Power & Light Co.	4.125%	2/1/42	20,000	20,632
Florida Power & Light Co.	3.700%	12/1/47	27,690	27,031

14

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Fortis Inc.	3.055%	10/4/26	44,365	40,994
Georgia Power Co.	5.950%	2/1/39	30,476	37,254
Georgia Power Co.	5.400%	6/1/40	10,136	11,672
Georgia Power Co.	4.750%	9/1/40	16,105	17,190
Georgia Power Co.	4.300%	3/15/42	33,015	33,512
5 Massachusetts Electric Co.	5.900%	11/15/39	21,895	27,365
MidAmerican Energy Co.	5.750%	11/1/35	9,925	12,089
MidAmerican Energy Co.	4.250%	5/1/46	14,675	15,444
5 Monongahela Power Co.	4.100%	4/15/24	11,000	11,384
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	13,733
National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	15,355	14,960
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	32,210	31,019
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	30,500	30,536
NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	32,950	31,944
Oglethorpe Power Corp.	5.950%	11/1/39	5,145	6,286
Oglethorpe Power Corp.	4.550%	6/1/44	1,835	1,860
Oglethorpe Power Corp.	4.250%	4/1/46	20,029	19,362
Oglethorpe Power Corp.	5.250%	9/1/50	12,375	13,502
Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	11,828
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	13,935	14,412
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	31,858	30,946
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	11,325	13,488
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	3,275	3,565
Pacific Gas & Electric Co.	4.250%	5/15/21	8,335	8,537
Pacific Gas & Electric Co.	2.450%	8/15/22	45,000	43,059
Pacific Gas & Electric Co.	2.950%	3/1/26	4,875	4,555
Pacific Gas & Electric Co.	6.050%	3/1/34	11,915	14,148
Pacific Gas & Electric Co.	5.800%	3/1/37	38,786	45,570
Pacific Gas & Electric Co.	6.350%	2/15/38	2,435	3,019
Pacific Gas & Electric Co.	6.250%	3/1/39	7,280	8,916
Pacific Gas & Electric Co.	5.400%	1/15/40	60,935	67,418
Pacific Gas & Electric Co.	3.750%	8/15/42	35,460	32,383
Pacific Gas & Electric Co.	5.125%	11/15/43	11,370	12,254
Pacific Gas & Electric Co.	4.750%	2/15/44	4,970	5,149
Pacific Gas & Electric Co.	4.300%	3/15/45	2,525	2,447
5 Pacific Gas & Electric Co.	3.950%	12/1/47	13,487	12,455
PacifiCorp	2.950%	6/1/23	14,835	14,622
PacifiCorp	3.600%	4/1/24	20,000	20,146
PacifiCorp	3.350%	7/1/25	15,354	15,184
PacifiCorp	5.750%	4/1/37	14,188	17,364
Potomac Electric Power Co.	6.500%	11/15/37	8,000	10,629
PPL Electric Utilities Corp.	2.500%	9/1/22	12,830	12,420
PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,496
Progress Energy Inc.	3.150%	4/1/22	20,800	20,551
Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	10,144
Puget Sound Energy Inc.	4.434%	11/15/41	19,880	21,301
Sierra Pacific Power Co.	2.600%	5/1/26	8,027	7,477
South Carolina Electric & Gas Co.	5.300%	5/15/33	1,446	1,586
South Carolina Electric & Gas Co.	6.050%	1/15/38	23,085	27,436
South Carolina Electric & Gas Co.	5.450%	2/1/41	9,627	10,864
South Carolina Electric & Gas Co.	4.350%	2/1/42	32,530	32,150
South Carolina Electric & Gas Co.	4.600%	6/15/43	6,830	6,943
South Carolina Electric & Gas Co.	4.100%	6/15/46	11,210	10,722
South Carolina Electric & Gas Co.	4.500%	6/1/64	3,490	3,353
South Carolina Electric & Gas Co.	5.100%	6/1/65	25,065	26,612
Southern California Edison Co.	5.500%	8/15/18	31,730	32,061
Southern California Edison Co.	3.875%	6/1/21	24,860	25,464
Southern California Edison Co.	2.400%	2/1/22	8,270	8,038
Southern California Edison Co.	6.050%	3/15/39	1,995	2,538
Southern California Edison Co.	4.500%	9/1/40	5,150	5,466
Southern California Edison Co.	4.050%	3/15/42	15,788	15,813
Southern California Edison Co.	3.900%	3/15/43	8,085	7,984
Southern California Edison Co.	4.650%	10/1/43	16,770	18,249
Southern California Edison Co.	3.600%	2/1/45	8,160	7,614

15

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Southern California Edison Co.	4.125%	3/1/48	51,055	52,029
	Southern Co.	2.950%	7/1/23	44,985	43,694
	Southwestern Electric Power Co.	2.750%	10/1/26	25,000	23,155
	Southwestern Public Service Co.	3.700%	8/15/47	3,790	3,614
	Tampa Electric Co.	2.600%	9/15/22	20,205	19,564
	Virginia Electric & Power Co.	3.500%	3/15/27	40,765	40,168
	Virginia Electric & Power Co.	6.000%	5/15/37	9,435	11,737
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	16,741
	Xcel Energy Inc.	3.350%	12/1/26	33,370	32,333
	Natural Gas (0.4%)
5	Boston Gas Co.	3.150%	8/1/27	8,010	7,693
5	Brooklyn Union Gas Co.	4.273%	3/15/48	63,125	65,277
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,800	3,916
	CenterPoint Energy Resources Corp.	6.625%	11/1/37	4,406	5,687
5	KeySpan Gas East Corp.	2.742%	8/15/26	37,580	35,103
5	KeySpan Gas East Corp.	5.819%	4/1/41	5,060	6,300
	NiSource Finance Corp.	6.250%	12/15/40	10,000	12,309
	Nisource Finance Corp.	5.250%	2/15/43	13,546	15,079
	NiSource Finance Corp.	4.800%	2/15/44	8,500	9,009
	Sempra Energy	2.850%	11/15/20	11,900	11,803
	Sempra Energy	2.875%	10/1/22	14,066	13,758
	Sempra Energy	6.000%	10/15/39	36,184	44,362
	Southern California Gas Co.	2.600%	6/15/26	28,885	27,078
	Other Utility (0.1%)
	American Water Capital Corp.	2.950%	9/1/27	20,245	19,190
5	Infraestructura Energetica Nova SAB de CV	4.875%	1/14/48	16,735	15,451

					2,549,396

Total Corporate Bonds (Cost $22,554,735)					22,636,526

Sovereign Bonds (3.6%)
5	CDP Financial Inc.	4.400%	11/25/19	22,000	22,638
5	Electricite de France SA	4.600%	1/27/20	31,972	32,831
5	Electricite de France SA	4.875%	1/22/44	2,910	3,115
5	Electricite de France SA	4.950%	10/13/45	12,500	13,612
	Export-Import Bank of Korea	1.750%	5/26/19	70,100	69,140
10	Japan Bank for International Cooperation	2.250%	2/24/20	53,298	52,881
10	Japan Bank for International Cooperation	2.125%	6/1/20	21,888	21,604
10	Japan Bank for International Cooperation	2.125%	7/21/20	40,500	39,907
11	Japan Treasury Discount Bill	0.000%	4/16/18	19,000,000	178,547
11	Japan Treasury Discount Bill	0.000%	4/23/18	9,300,000	87,373
11	Japan Treasury Discount Bill	0.000%	5/1/18	9,270,000	87,129
11	Japan Treasury Discount Bill	0.000%	5/14/18	9,265,000	87,087
11	Japan Treasury Discount Bill	0.000%	5/21/18	9,100,000	85,536
11	Japan Treasury Discount Bill	0.000%	5/28/18	9,060,000	85,156
5	Kingdom of Saudi Arabia	2.375%	10/26/21	31,570	30,398
5	Kingdom of Saudi Arabia	2.875%	3/4/23	49,100	47,284
	Korea Development Bank	2.875%	8/22/18	16,410	16,414
	Korea Development Bank	2.500%	3/11/20	62,550	61,795
5	Kuwait	2.750%	3/20/22	4,315	4,225
5	Mexico City Airport Trust	5.500%	7/31/47	29,990	27,407
5	Petroleos Mexicanos	6.350%	2/12/48	34,590	33,356
	Province of Ontario	4.400%	4/14/20	48,000	49,702
	Province of Ontario	2.500%	4/27/26	100,400	95,551
	Province of Quebec	2.500%	4/20/26	134,755	128,539
5	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	51,685	50,985
5	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	51,685	49,123
5	Sinopec Group Overseas Development 2016 Ltd.	3.500%	5/3/26	28,000	26,959
5	Sinopec Group Overseas Development 2017 Ltd.	3.000%	4/12/22	31,520	30,824
5	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	41,455	41,358
5	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	63,500	61,785
5	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	29,070	28,028
	State of Israel	3.250%	1/17/28	16,775	16,316

16

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	State of Qatar	5.250%	1/20/20	53,470	55,422
5	State of Qatar	2.375%	6/2/21	55,255	53,486
	Statoil ASA	2.250%	11/8/19	16,095	15,958
	Statoil ASA	2.900%	11/8/20	22,450	22,457
	Statoil ASA	2.750%	11/10/21	31,091	30,805
	Statoil ASA	2.450%	1/17/23	10,840	10,498
	Statoil ASA	2.650%	1/15/24	10,105	9,744
	Statoil ASA	3.700%	3/1/24	20,035	20,393
	Statoil ASA	3.250%	11/10/24	22,425	22,157
5	Temasek Financial I Ltd.	2.375%	1/23/23	39,070	37,815
	United Mexican States	4.000%	10/2/23	11,250	11,516
	United Mexican States	4.750%	3/8/44	13,870	13,489

Total Sovereign Bonds (Cost $1,978,248)					1,970,345

Taxable Municipal Bonds (3.0%)
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	27,625	38,807
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	28,955	43,203
	California GO	5.700%	11/1/21	15,655	17,176
	California GO	7.500%	4/1/34	5,845	8,431
	California GO	7.550%	4/1/39	36,020	54,847
	California GO	7.300%	10/1/39	4,460	6,504
	California GO	7.350%	11/1/39	61,000	89,175
	California GO	7.625%	3/1/40	3,080	4,690
	California GO	7.600%	11/1/40	42,545	65,815
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	5,613
	Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	14,590	15,587
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	13,390	18,158
	Chicago IL Transit Authority Sales Tax Receipts
	Revenue	6.200%	12/1/40	1,790	2,267
	Chicago IL Transit Authority Transfer Tax Receipts
	Revenue	6.899%	12/1/40	59,990	79,156
	Chicago IL Transit Authority	6.899%	12/1/40	24,650	32,525
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	30,011
	District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	7,777
	Duke University North Carolina Revenue	5.850%	4/1/37	62,165	80,328
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	52,711	65,477
	Houston TX GO	6.290%	3/1/32	20,910	24,410
	Illinois GO	5.100%	6/1/33	45,890	43,014
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	16,525	20,995
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	44,540	49,013
	Los Angeles CA Community College District GO	6.750%	8/1/49	12,915	19,133
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	28,590	41,426
	Los Angeles CA Unified School District GO	5.750%	7/1/34	30,000	37,150
	Los Angeles CA Unified School District	1.850%	5/1/18	17,595	17,594
	Louisville & Jefferson County KY Metropolitan Sewer
	District Sewer & Drainage System Revenue	6.250%	5/15/43	11,000	14,759
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	12,005	15,519
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	15,000	18,510
	Municipal Electric Authority of Georgia	4.430%	1/1/22	7,795	8,061
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	42,677
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	2,863
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.790%	6/15/41	1,805	1,922
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	12,820	17,057
	New York Metropolitan Transportation Authority
	Revenue	6.814%	11/15/40	5,600	7,657

17

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,663
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,940	21,956
	New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	35,041
	New York State Urban Development Corp. Revenue	2.100%	3/15/22	113,235	111,566
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,790	46,642
	Oregon Department of Transportation Highway User
	Tax Revenue	5.834%	11/15/34	14,510	18,095
12	Oregon School Boards Association GO	4.759%	6/30/28	15,000	16,397
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	9,605	11,174
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	7,050
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	58,000	63,469
	Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	10,910	12,850
	Princeton University New Jersey GO	5.700%	3/1/39	13,020	16,901
	Regents of the University of California Revenue	3.063%	7/1/25	49,360	49,060
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	8,037
	Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	14,367
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	20,485	28,132
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	18,160	24,822
	University of California Revenue	4.601%	5/15/31	19,390	21,413
	University of California Revenue	5.770%	5/15/43	23,675	30,203
	University of California Revenue	4.765%	5/15/44	4,740	5,065
	University of California Revenue	3.931%	5/15/45	18,275	18,655
	Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	28,325	28,983
13	Wisconsin GO	5.700%	5/1/26	9,000	10,200

Total Taxable Municipal Bonds (Cost $1,454,827)					1,651,048

				Shares

Common Stocks (36.4%)
Consumer Discretionary (1.5%)
	McDonald's Corp.			1,412,210	220,841
	Home Depot Inc.			1,153,111	205,530
	Comcast Corp. Class A			5,876,853	200,812
	Cie Generale des Etablissements Michelin SCA			802,893	118,679
	VF Corp.			774,077	57,375
	L Brands Inc.			133,359	5,096
					808,333
Consumer Staples (4.8%)
	Philip Morris International Inc.			6,611,065	657,140
	Unilever NV			7,502,121	423,044
	British American Tobacco plc			6,666,729	387,016
	Coca-Cola Co.			6,081,159	264,105
	PepsiCo Inc.			2,399,130	261,865
	Kraft Heinz Co.			2,852,669	177,693
	Diageo plc ADR			1,161,285	157,261
	Sysco Corp.			2,005,689	120,261
	Procter & Gamble Co.			1,394,391	110,547
	Altria Group Inc.			856,642	53,386
					2,612,318
Energy (5.0%)
	Suncor Energy Inc.			13,259,665	457,989
	Chevron Corp.			3,861,021	440,311
	Exxon Mobil Corp.			4,096,507	305,640
^	TransCanada Corp.			6,525,674	269,871
	Occidental Petroleum Corp.			3,978,764	258,461
	Schlumberger Ltd.			3,299,877	213,766
	Phillips 66			1,961,044	188,103

18

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

		Market
		Value
	Shares	($000)
Kinder Morgan Inc.	12,338,059	185,811
Canadian Natural Resources Ltd.	5,701,602	179,429
Marathon Petroleum Corp.	2,336,037	170,788
		2,670,169
Financials (5.1%)
JPMorgan Chase & Co.	8,797,660	967,479
Wells Fargo & Co.	10,327,684	541,274
MetLife Inc.	8,338,936	382,674
Travelers Cos. Inc.	1,701,573	236,280
BlackRock Inc.	386,858	209,569
BB&T Corp.	3,979,675	207,102
American International Group Inc.	1,812,483	98,635
Bank of Nova Scotia	1,540,717	95,062
Thomson Reuters Corp.	137,582	5,318
		2,743,393
Health Care (6.0%)
Johnson & Johnson	5,460,054	699,706
Pfizer Inc.	16,265,663	577,268
Eli Lilly & Co.	4,578,125	354,210
Medtronic plc	4,098,399	328,774
Merck & Co. Inc.	5,745,827	312,975
Bristol-Myers Squibb Co.	4,730,845	299,226
Novartis AG	3,408,294	275,738
Roche Holding AG	947,563	217,333
Koninklijke Philips NV	5,043,192	193,810
		3,259,040
Industrials (2.8%)
Union Pacific Corp.	3,004,186	403,853
Eaton Corp. plc	4,148,504	331,507
Caterpillar Inc.	2,043,601	301,186
Lockheed Martin Corp.	571,238	193,038
3M Co.	731,178	160,508
BAE Systems plc	7,266,680	59,358
United Parcel Service Inc. Class B	469,942	49,184
		1,498,634
Information Technology (3.9%)
Cisco Systems Inc.	16,124,826	691,594
Intel Corp.	10,623,491	553,271
Analog Devices Inc.	4,222,041	384,755
Maxim Integrated Products Inc.	3,470,794	209,011
QUALCOMM Inc.	3,467,671	192,144
Broadcom Ltd.	403,341	95,047
		2,125,822
Materials (1.8%)
DowDuPont Inc.	7,407,431	471,927
International Paper Co.	3,803,608	203,227
Nutrien Ltd.	3,874,627	183,115
LyondellBasell Industries NV Class A	1,209,205	127,789
		986,058
Real Estate (0.4%)
Crown Castle International Corp.	2,064,135	226,250

Telecommunication Services (1.6%)
Verizon Communications Inc.	13,394,578	640,529
BCE Inc.	4,474,138	192,530
		833,059
Utilities (3.5%)
Dominion Energy Inc.	4,612,027	310,989
NextEra Energy Inc.	1,601,087	261,505
Eversource Energy	4,330,848	255,174
Duke Energy Corp.	2,978,840	230,771
Sempra Energy	1,973,765	219,522
American Electric Power Co. Inc.	3,141,367	215,466

19

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

				Market
				Value
			Shares	($000)
Xcel Energy Inc.			3,542,004	161,090
Exelon Corp.			3,300,749	128,762
Edison International			1,209,246	76,981

				1,860,260

Total Common Stocks (Cost $14,631,155)				19,623,336

	Coupon
Temporary Cash Investments (0.7%)
Money Market Fund (0.4%)
14,15 Market Liquidity Fund	1.775%		2,091,991	209,199

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreements (0.3%)
Bank of America Securities, LLC (Dated 3/29/18,
Repurchase Value $35,107,000, collateralized by
Government National Mortgage Assn., 4.000%,
12/20/44, with a value of $35,802,000)	1.800%	4/2/18	35,100	35,100
Deutsche Bank Securities, Inc. (Dated 3/29/18,
Repurchase Value $39,408,000, collateralized by
Federal Home Loan Mortgage Corp., 6.750%,
9/15/29 and Federal National Mortgage Assn.,
7.125%, 9/15/30, with a value of $40,189,000)	1.810%	4/2/18	39,400	39,400
HSBC Bank USA (Dated 3/29/18, Repurchase Value
$75,015,000, collateralized by Federal Home Loan
Mortgage Corp., 2.307%, 10/1/47 and Federal
National Mortgage Assn., 2.608%-3.680%, 1/1/41-
6/1/45, with a value of $76,501,000)	1.750%	4/2/18	75,000	75,000
HSBC Bank USA (Dated 3/29/18, Repurchase Value
$500,000, collateralized by Federal National
Mortgage Assn., 4.000%, 10/1/47, with a value of
$514,000)	1.770%	4/2/18	500	500
RBC Capital Markets LLC (Dated 3/29/18, Repurchase
Value $100,000, collateralized by Federal Home
Loan Mortgage Corp., 3.000%, 1/1/33, and Federal
National Mortgage Assn., 2.882%-3.000%, 2/1/47-
2/1/48, with a value of $102,000)	1.800%	4/2/18	100	100
RBS Securities, Inc. (Dated 3/29/18, Repurchase Value
$400,000, collateralized by U.S. Treasury Note/Bond
1.500%, 10/31/19, with a value of $413,000)	1.790%	4/2/18	400	400

				150,500

Total Temporary Cash Investments (Cost $359,664)				359,699

Total Investments (100.0%) (Cost $48,713,907)				53,926,159
Other Assets and Liabilities—Net (0.0%)16				15,293

Net Assets (100%)				53,941,452

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $201,805,000.
1 Securities with a value of $13,291,000 have been segregated as collateral for open forward currency contracts.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2018

5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate value of these securities was $5,874,381,000, representing 10.9% of net assets.
6 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
7 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
8 Security value determined using significant unobservable inputs.
9 Adjustable-rate security.
10 Guaranteed by the Government of Japan.
11 Face amount denominated in Japanese yen.
12 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
13 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
15 Includes $209,846,000 of collateral received for securities on loan.
16 Cash of $21,527,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.

21

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA272 052018

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: May 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND
BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER
Date: May 17, 2018
VANGUARD WELLESLEY INCOME FUND
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 17, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file
Number 33-32216, Incorporated by Reference.